As filed with the Securities and Exchange Commission on July 9, 2010

Securities Act File No.  333-_____
Investment Company Act File No.  811-_____

United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM N-2

☒ Registration Statement under the Securities Act of 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.
and/or
 ☒ Registration Statement under the Investment Company Act of 1940
☐  Amendment No.

GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST
(Exact Name of Registrant as Specified in Charter)

2455 Corporate West Drive
Lisle, Illinois 60532
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (630) 505-3700

Kevin M.  Robinson
Claymore Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532
(Name and Address of Agent for Service)

Copies to:

Thomas A. Hale Skadden, Arps, Slate, Meagher & Flom LLP 155 N. Wacker Drive Chicago, Illinois 60606

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box .  .  .  .  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	When declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ________ .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Shares, $0.01 par value	50,000 Shares	$20.00	$1,000,000	$71.30

(1)           Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

Subject to Completion, dated July 9, 2010

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS

         Shares

Guggenheim Build America Bonds Managed Duration Trust

Common Shares
$[  ] per Share

Investment Objective.  Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) is a newly-organized, diversified, closed-end management investment company.  The Trust’s investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust cannot ensure investors that it will achieve its investment objective.

 Investment Strategy and Policies. The Trust seeks to achieve its investment objective by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”), as described further in this prospectus.   Under normal market conditions, the Trust will invest at least 80% of its Managed Assets (as defined in this prospectus) in BABs. The Trust may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal support, tax-exempt municipal securities, asset backed securities (“ABS”), senior loans and other income producing securities.  At least 80% of the Trust’s Managed Assets will be invested in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades (BBB or Baa or better) by at least one of the nationally recognized statistical rating organizations (“NRSROs”) that rate such security (even if it is rated lower by another NRSRO), or if it is unrated by any NRSRO but judged to be of comparable quality by the Trust’s investment sub-adviser. The Trust may invest up to 20% of its Managed Assets in securities that at the time of investment are rated below investment grade quality or that are unrated by any NRSRO but judged to be of comparable quality by the Trust’s investment sub-adviser. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “junk” bonds.

Build America Bonds.  BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”). As described more fully herein, the Act authorizes state and local governments to sell new BABs issues without limitation through December 31, 2010. Unlike with respect to investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax.  Currently, bonds issued after December 31, 2010 will not qualify as BABs unless the relevant provisions of the Act are extended. The Obama administration and Congress are considering a variety of proposals to extend or modify the BABs program. In particular, a pending bill would (1) extend the BABs program to December 31, 2012, (2) reduce the amount of the direct pay subsidy for bonds issued in 2011 and 2012, and (3) apply the BABs program to certain bonds issued to refinance BABs.  No assurance can be given as to whether these proposals or other changes in the BABs program will be enacted, nor can it be predicted whether such proposals or changes, if enacted, will have a positive or negative effect on the Trust.

(continued on following page)

Investing in the Trust’s common shares involves certain risks.  See “Risks” on page 50 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$[ ]	$
Sales load(2)	$[ ]	$
Proceeds to the Trust(3)	$[ ]	$
 (notes on following page)

The underwriters expect to deliver the common shares to purchasers on or about                , 2010.

                     , 2010.

(notes from previous page)
______________________

(1)
The Trust has granted the underwriters an option to purchase up to an additional                common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any.  If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Trust will be $     , $      and $      , respectively.  See “Underwriting.”

(2)
The Adviser has agreed to pay from its own assets a structuring fee to [       ].  The Adviser also may pay certain qualifying underwriters a structuring fee, additional compensation or a sales incentive fee in connection with the offering.  Also, as described in footnote (3) below, up to [ ]% of the public offering price of the securities sold in this offering may be paid by the Trust to [         ], an affiliate of the Adviser and the Sub-Adviser, as compensation for the distribution services it provides to the Trust.  The compensation to [           ] will be contingent upon the Trust’s total offering expenses.  See “Underwriting.”

(3)
Offering expenses payable by the Trust will be deducted from the Proceeds to the Trust.  Total offering expenses (other than sales load) are estimated to be $        , which will be paid by the Trust.  The Adviser has agreed to pay (i) all of the Trust’s organizational costs and (ii) offering costs of the Trust (other than sales load) that exceed $[ ] per common share sold in the offering, including pursuant to the overallotment option.  To the extent that aggregate offering expenses are less than $[ ] per common share, up to [  ]% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to [         ], an affiliate of the Adviser and the Sub-Adviser, as compensation for the distribution services it provides to the Trust.  The compensation to [             ] will be contingent upon the Trust’s total offering expenses.  See “Underwriting.”

(continued from previous page)

Adviser and Sub-Adviser.  Claymore Advisors, LLC (“Claymore” or the “Adviser”) serves as the Trust’s investment adviser and is responsible for the management of the Trust.  Guggenheim Partners Asset Management, LLC (the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and will be responsible for the management of the Trust’s portfolio of securities.  Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”).  Guggenheim is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim with the supervision of more than $[ ] billion of assets.  Guggenheim is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia.

Duration Management Strategy.  The Trust intends to employ duration management strategies to seek to reduce the leverage-adjusted portfolio duration to generally less than 10 years. The Sub-Adviser initially intends to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. treasury swaps, credit default swaps, total return swaps and futures contracts.  The implementation of duration management strategy is intended to be flexible and opportunistic, and the instruments and transactions utilized by the Sub-Adviser at any given time will be based on then current market conditions and  interest rate levels.   The Sub-Adviser’s duration management strategy will be structured as an overlay to the Trust’s investment portfolio.  The notional value of the instruments used to implement the duration management strategy may vary from time to time base don the weighted average duration of the Trust’s portfolio, but is not expected to exceed the total net asset value of the Trust’s portfolio.

Financial Leverage.  The Trust may employ leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) investments in inverse floating rate securities, which have the economic effect of leverage, (ii) the issuance of preferred shares (“Preferred Shares”) or (iii) engaging in reverse repurchase agreements, dollar rolls and similar transactions (collectively with Indebtedness and Preferred Shares, “Financial Leverage”).  The Trust may utilize Financial Leverage up to the limits imposed by the 1940 Act.  Under current market conditions, the Trust initially expects to utilize Financial Leverage through Indebtedness, investments in inverse floating rate securities and/or reverse repurchase agreements, such that the aggregate amount of Financial Leverage is not expected to exceed [25%] of the Trust’s Managed Assets (including the proceeds of such Financial Leverage). The Adviser and the Sub-Adviser anticipate that the use of Financial Leverage will result in higher income to Common Shareholders over time.  Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks.  The rights of Common Shares will be subordinate to any Financial Leverage of the Trust.  The costs associated with the issuance and use of Financial Leverage will be borne by the holders of the common shares.    In addition the Trust may engage in certain derivative transactions, including swaps, that have characteristics similar to senior securities.  To the extent the terms of such transactions obligate the Trust to make payments, the Trust will “segregate” liquid securities or cash in a separate account with the custodian of the Trust to collateralize the positions in an amount at least equal to the current value of the amount then payable by the Trust under the terms of such transactions.  As a result of such segregation or cover, the Trust does not intend to treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), or include such transactions in calculating the aggregate amount of the Trust’s financial leverage.  There can be no assurance that a leveraging strategy will be utilized or will be successful.  See “Use of Financial Leverage.

No Prior History.  Because the Trust is newly organized, its common shares have no history of public trading.  Common shares of closed-end funds frequently trade at a discount from their net asset value.  The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after the completion of the public offering.

Contingent Term. Pursuant to the Trust’s Agreement and Declaration of Trust, the Trust has no limitation on its term of existence. To accommodate the possibility that the BABs program will not be extended, if, for any twenty-four month period ending on or prior to [December 31, 2014], there are no new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, as a fundamental policy, the Trust will terminate on or around [June 30, 2020]. Such issuances may cease if the current legislation authorizing the U.S. government subsidy for the issuances is not extended beyond December 31, 2010, and no similar legislation is enacted. If the Trust terminates, the Trust will distribute all of its net assets to shareholders of record as of the date of termination. The Trust’s investment objective and policies are not designed to seek to return on the termination date the initial offering price of the common shares in the offering.  Investors who purchase common shares may receive more or less than their original investment upon termination.

Listing.  The Trust’s common shares are expected to be listed on the New York Stock Exchange under the symbol “[ ],” subject to notice of issuance.

You should read this prospectus, which contains important information about the Trust that you should know before deciding whether to invest, and retain it for future reference.  A Statement of Additional Information, dated                , 2010, containing additional information about the Trust, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus.  You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 82 of this prospectus, by calling (800) 345-7999 or by writing to the Adviser at Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, or you may obtain a copy (and other information regarding the Trust) from the SEC’s web site (http://www.sec.gov).  Free copies of the Trust’s reports and its Statement of Additional Information will also be available from the Trust’s web site at www.claymore.com.

The Trust’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus.  The Trust has not, and the underwriters have not, authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Trust is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.   You should assume that the information in this prospectus is accurate only as of the date of this prospectus.  The Trust’s business, financial condition and prospects may have changed since that date.  The Trust will amend this prospectus if, during the period that this prospectus is required to be delivered, there are any subsequent material changes.

TABLE OF CONTENTS
Page
Prospectus Summary
Summary of Trust Expenses
The Trust
Use of Proceeds
Investment Objective and Policies
Use of Financial Leverage
Risks
Management of the Trust
Net Asset Value
Distributions
Dividend Reinvestment Plan
Description of Capital Structure
Anti-Takeover and Other Provisions in the Trust’s Governing Documents
Closed-End Fund Structure
Repurchase of Common Shares
Taxation
Underwriting
Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent
Legal Matters
Additional Information
Privacy Principles of the Trust
Table of Contents of the Statement of Additional Information

FORWARD-LOOKING STATEMENTS

This prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties.  These statements describe the Trust’s plans, strategies, and goals and the Trust’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Trust, based on currently available information.  In this prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.  The Trust is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act.

PROSPECTUS SUMMARY
This is only a summary of information contained elsewhere in this prospectus.  This summary does not contain all of the information that you should consider before investing in the Trust’s common shares.  You should carefully read the more detailed information contained in this prospectus and the Statement of Additional Information, dated           , 2010 (the “SAI”), especially the information set forth under the headings “Investment Objective and Policies” and “Risks.”

The Trust
Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) is a newly-organized, diversified, closed-end management investment company.

Adviser and Sub-Adviser.  Claymore Advisors, LLC (the “Claymore” or the “Adviser”) serves as the Trust’s investment adviser and is responsible for the management of the Trust.  Guggenheim Partners Asset Management, LLC (the “GPAM or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and will be responsible for the management of the Trust’s portfolio of investments.  Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”).  Guggenheim is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia.

The Offering
The Trust is offering             common shares of beneficial interest, par value $0.01 per share, through a group of underwriters led by [           ].  The initial public offering price is $[  ] per common share.  The Trust’s common shares of beneficial interest are called “Common Shares” in this prospectus.  You must purchase at least 100 Common Shares ($[  ]) in order to participate in the offering.  The Trust has given the underwriters an option to purchase up to                additional Common Shares to cover orders in excess of          Common Shares.  The Adviser has agreed to pay (i) all of the Trust’s organizational costs and (ii) offerings costs of the Trust (other than sales load) that exceed $[ ] per common share sold in the offering, including pursuant to the overallotment option.  See “Underwriting.”

Investment Objective and Strategy
The Trust’s investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust cannot ensure investors that it will achieve its investment objective.  The Trust’s investment objective is considered fundamental and may not be changed without the approval of the holders of the Common Shares (the “Common Shareholders”).

The Trust seeks to achieve its investment objective by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”).

Build America Bonds
BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”).

Enacted in February 2009, the Act was intended in part to assist state and local governments in financing capital projects at lower net borrowing costs through direct subsidies designed to stimulate state and local infrastructure projects, create jobs and encourage non-traditional municipal security investors. Unlike with respect to investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. BABs issuers may elect either (i) to receive payments from the U.S. Treasury equal to a specified percentage of their interest payments (“Direct Payment BABs”) or (ii) to cause investors in the bonds to receive federal tax credits (“Tax Credit BABs”).

Under the terms of the Act, issuers of Direct Payment BABs are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds, a new type of taxable governmental bond similar to BABs) of the interest paid on the bonds, which continues for the life of the bond. Such subsidies may allow such issuers to issue BABs that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market.   Tax Credit BABs provide a 35% interest subsidy (net of the tax credit) to investors that results in a federal subsidy to the issuer equal to approximately 25% of the total return to the investor (interest and the tax credit). As of [             ], 2010, no Tax Credit BABS have been issued since the BAB program began.  Based on current market conditions, the Trust anticipates initially investing primarily in Direct Payment BABs and does not anticipate investing in Tax Credit BABs.

As currently enacted, the Act contains no budgetary limit on issuances through the program through the sunset.  However, under the Act BABs cannot be used to finance private, non-municipal activities, and can only be used to fund capital expenditures. The proceeds of BABs issuances are used for public benefit and generally support facilities that meet such essential needs as water, electricity, transportation, and education. As currently enacted, the Act does not permit refunding issuances, private activity bond issuances, or deficit fund issuances. Many BABs are general obligation bonds, which are backed by the full faith and taxing power of the state and local governments issuing them.

Bonds issued after December 31, 2010 currently will not qualify as BABs unless the relevant provisions of the Act are extended or similar legislation is enacted that provides for municipal issuers to elect to issue taxable municipal securities and receive from the U.S. Treasury federal subsidies to offset a portion of the interest costs incurred over the full term of such taxable municipal securities. The Obama administration and Congress are considering a variety of proposals to extend or modify the BABs program. In particular, a pending bill would (1) extend the BABs program to December 31,

2012, (2) reduce the amount of the direct pay subsidy for bonds issued in 2011 and 2012, and (3) apply the BABs program to certain bonds issued to refinance BABs.  No assurance can be given as to whether these proposals or other changes in the BABs program will be enacted, nor can it be predicted whether such proposals or changes, if enacted, will have a positive or negative effect on the Trust.

[According to a February 2010 report issued by the Municipal Securities Rulemaking Board (“MSRB”), 749 BABs issues came to market in 2009 totaling approximately $64 billion. Between April 15, 2009 and December 31, 2009, BABs issuance accounted for 20% of long-term securities issued in the municipal securities market, such that taxable municipal securities issuance (including BABs) represented 26% of the overall municipal securities market. Municipal market research analysts expect such BABs issuance trends to continue throughout 2010, when the BABs program is currently scheduled to sunset. For example, J.P. Morgan municipal market research analysts currently project BABs issuance of approximately $110 billion in 2010 and expect the BAB total market size to be approximately $172 billion.]

Investment Rationale
The Sub-Adviser believes that BABs represent a compelling new asset class that addresses investors’ need for liquidity, diversification, enhanced credit and yield.

Liquidity: BABs represent nearly a quarter of new municipal issuance with a total market size of approximately $100 billion.

Diversification: BABs are diversified across more than 1,100 different issues, throughout the United States.

Enhanced Credit: Investment-grade municipal issuers have lower historical default rates than investment-grade corporate issuers.

Yield: BABs may offer higher yield-to-maturity than similarly-rated corporate bonds and greater call protection than similarly-rated tax-exempt municipal bonds.

The Sub-Adviser is at the forefront of the structuring and development of the BABs and Qualified School Construction Bonds (“QSCBs”) markets, with $3.9 billion in municipal assets under management, including $1.3 billion in BABs and $1.2 billion in QSCBs as of March 31, 2010.

The Trust seeks to maximize the benefits to investors of this new asset class while seeking to mitigate interest-rate risk and overall portfolio volatility.

Investment Policies	Under normal market conditions:
•
The Trust will invest at least 80% of its Managed Assets in BABs. The Trust may purchase BABs in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed-coupon, variable rate, zero coupon, capital appreciation bonds, floating rate securities and inverse floating rate securities. The Trust may purchase municipal securities representing a wide range of sectors and issued for a wide range of purposes.
•
The Trust may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal support, municipal securities the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset backed securities (“ABS”), senior loans and other income producing securities.

•
The Trust will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades by at least one of the nationally recognized statistical rating organizations (“NRSROs”) (that is Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”)) that rate such security, even if it is rated lower by another, or if it is unrated by any NRSRO but judged to be of comparable quality by the Sub-Adviser.

•
The Trust may invest up to 20% of its Managed Assets in securities that at the time of investment are rated below investment grade (that is below Baa3- by Moody’s or below BBB- by S&P or Fitch) or are unrated by any NRSRO but judged to be of comparable quality by the Sub-Adviser. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.”

•	The Trust will not invest more than [25%] of its Managed Assets in municipal securities in any one state of origin.
•	The Trust will not invest more than [15%] of its Managed Assets in municipal securities that, at the time of investment, are illiquid.

Duration Management Strategy.  Duration Management Strategy.  The Trust intends to employ duration management strategies to seek to reduce the leverage-adjusted portfolio duration to generally less than 10 years. The Sub-Adviser initially intends to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. treasury swaps, credit default swaps, total return swaps and futures contracts.   The implementation of duration management strategy is intended to be flexible and opportunistic, and the instruments and transactions utilized by the Sub-Adviser at any given time will be based on then current market conditions and  interest rate levels.  The Sub-Adviser’s duration management strategy will be structured as an overlay to the Trust’s investment portfolio.  The notional value of the instruments used to implement the duration management strategy may vary from time to time base don the weighted average duration of the Trust’s portfolio, but is not expected to exceed the total net asset value of the Trust’s portfolio.  There is no limit on the remaining maturity or duration of any individual security in which the Trust may invest.

Other Investment Funds.  As an alternative to holding investments directly, the Trust may also obtain investment exposure to securities in which it may invest directly by investing up to [20%] of its Managed Assets in other investment companies, including U.S. registered investment companies and/or other U.S. or foreign pooled investment vehicles (collectively, “Investment Funds”).

Synthetic Investments.  As an alternative to holding investments directly, the Trust may also obtain investment exposure to investments in which the Trust may invest directly through the use of derivative instruments (including swaps, options, forwards, notional principal contracts or customized derivative or financial instruments) to replicate, modify or replace the economic attributes associated with an investment in which the Trust may invest directly.  The Trust may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Trust’s investment strategies, including a lack of liquidity in such derivative instruments and additional expenses associated with using such derivative instruments.  To the extent that the Trust invests in synthetic investments with economic characteristics similar to BABs, the value of such investments will be counted as credit securities for purposes of the Trust’s policy of investing at least 80% of its Managed Assets in BABs.

Strategic Transactions.  In addition to those derivatives transactions utilized in connection with the Trust’s duration management strategy, the Trust may, but is not required to, use various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures (“Strategic Transactions”), to earn income, facilitate portfolio management and mitigate risks.  In the course of pursuing Strategic Transactions, the Trust may purchase and sell exchange-listed and over-the-counter put and call options on securities, instruments or equity and fixed-income indices, purchase and sell futures contracts and options thereon, and enter into swap, cap, floor or collar transactions.  In addition, Strategic Transactions may also include new techniques, instruments or strategies that are developed or permitted as regulatory changes occur.  See “Investment Objective and Policies—Portfolio Contents—Strategic Transactions” in this Prospectus and “Investment Objective and Policies—Derivative Instruments” in the SAI.

Other Investment Practices.  The Trust may engage in certain other investment transactions, including entering into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved, lending portfolio securities to securities broker-dealers or financial institutions and entering into repurchase agreements.  See “Investment Objective and Policies—Certain Other Investment Practices.”

These policies may be changed by the Board of Trustees of the Trust (the “Board of Trustees”), but no change is anticipated.  If the Trust’s policy with respect to investing at least 80% of its Managed Assets in BABs changes, the Trust will provide shareholders at least 60 days’ notice before implementation of the change.

Financial Leverage
The Trust may employ leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) investments in inverse floating rate securities, which have the economic effect of leverage, (ii) the issuance of preferred shares (“Preferred Shares”) or (iii) engaging in reverse repurchase agreements, dollar rolls and similar transactions (collectively with Indebtedness and Preferred Shares, “Financial Leverage”).  The Trust may utilize Financial Leverage up to the limits imposed by the 1940 Act.  Under the 1940 Act, the Trust may utilize Financial Leverage in the form of Indebtedness in an aggregate amount up to 33 1/3% of the Trust’s Managed Assets (including the proceeds of such Financial Leverage) immediately after such Indebtedness and may utilize Financial Leverage in the form of Preferred Shares in an aggregate amount of up to 50% of the Trust’s total assets (including the proceeds of such Financial Leverage) immediately after such issuance.

Under current market conditions, the Trust initially expects to utilize Financial Leverage through Indebtedness, investments in inverse floating rate securities and/or reverse repurchase agreements, such that the aggregate amount of Financial Leverage is not expected to exceed [25%] of the Trust’s Managed Assets (including the proceeds of such Financial Leverage). The Trust has no current intention to issue Preferred Shares.

 The Adviser and the Sub-Adviser anticipate that the use of Financial Leverage will result in higher total return to Common Shareholders over time.  Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks.  The costs associated with the issuance of Financial Leverage will be borne by the holders of the common shares.   There can be no assurance that a leveraging strategy will be utilized or will be successful.  The fee paid to the Adviser and the Sub-Adviser will be calculated on the basis of the Trust’s Managed Assets, including proceeds from the issuance of Indebtedness, Preferred Shares or any other form of Financial Leverage, so the fees will be higher when Financial Leverage is utilized.  Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.  Any use of Financial Leverage must be approved by the Board of Trustees.

In addition the Trust may engage in certain derivative transactions, including swaps, that have characteristics similar to senior securities.  To the extent the terms of such transactions obligate the Trust to make payments, the Trust will “segregate” liquid securities or cash in a separate account with the custodian of the Trust to collateralize the positions in an amount at least equal to the current value of the amount then payable by the Trust under the terms of such transactions.  Such segregation or cover will ensure that the Trust has assets available to satisfy its obligations under such transactions.  As a result of such segregation or cover, the Trust does not intend to treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), or include such transactions in calculating the aggregate amount of the Trust’s financial leverage.  To the extent that the Trust’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

There can be no assurance that a leveraging strategy will be utilized or will be successful.

Temporary Defensive Investments
At any time when a temporary defensive posture is believed by the Sub-Adviser to be warranted (a “temporary defensive period”), the Trust may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments.  The Trust may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.  See “Investment Objective and Policies—Temporary Defensive Investments.”

Management of the Trust
Claymore Advisors, LLC acts as the Trust’s investment adviser pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”).  Pursuant to the Advisory Agreement, the Adviser is responsible for the management of the Trust and administers the affairs of the Trust to the extent requested by the Board of Trustees.  As compensation for its services, the Trust pays the Adviser a fee, payable monthly, in an annual amount equal to [  ]% of the Trust’s average daily Managed Assets.  “Managed Assets” means the total assets of the Trust, including the assets attributable to the proceeds of any Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage.  Managed Assets shall include assets attributable to Financial Leverage of any form, including Indebtedness, Preferred Shares and/or reverse repurchase agreements, dollar rolls and similar transactions.

Guggenheim Partners Asset Management, LLC, an affiliate of Guggenheim and of the Adviser, acts as the Trust’s investment sub-adviser pursuant to an investment sub-advisory agreement with the Trust and the Adviser (the “Sub-Advisory Agreement”).  Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the management of the Trust’s portfolio of investments.  As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in a maximum annual amount equal to [   ]% of the Trust’s average daily Managed Assets.

Contingent Term
Under its Agreement and Declaration of Trust (the “Declaration of Trust”), the Trust has no limitation on its term of existence. To accommodate the possibility that the BABs program will not be extended, if, for any twenty-four month period ending on or prior to [December 31, 2014], there are no new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, as a fundamental policy, the Trust will terminate on or around [June 30, 2020]. Such issuances may cease if the current legislation authorizing the U.S. government subsidy for the issuances is not extended beyond December 31, 2010, and no similar legislation is enacted. Currently there are several proposals either to make such legislation permanent or to extend it beyond its scheduled sunset date. If, because there are no such new issuances, the Trust is to terminate on or around [June 30, 2020], the Trust’s Board of Trustees may extend the term of the Trust for up to six months after that date if deemed to be in the best interests of shareholders, but otherwise may not extend the term of the Trust without shareholder approval. Furthermore, the Trust can be terminated at any time by action of the Trustees, or by action of the shareholders, which could occur prior to [June 30, 2020].  If the Trust terminates, the Trust will distribute all of its net assets to shareholders of record as of the date of termination. The Trust’s investment objective and policies are not designed to seek to return on the termination date the initial offering price of the common shares in the offering.  Investors who purchase common shares may receive more or less than their original investment upon termination.

Distributions
The Trust intends to pay substantially all of its net investment income to Common Shareholders through monthly distributions.  In addition, the Trust intends to distribute any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually.  The Trust expects that dividends paid on the Common Shares will consist primarily of (i) investment company taxable income, which includes, among other things, ordinary income, net short-term capital gain (for example, premiums earned in connection with the Trust’s covered call option strategy) and income from certain hedging and interest rate transactions, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss).  The Trust cannot assure you as to what percentage of the dividends paid on the Common Shares will consist of net capital gain, which is taxed at reduced rates for individuals.  The

Trust does not expect that a significant portion of its distributions will consist of qualified dividend income.  See “Distributions.”

If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Trust’s Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Trust will be automatically reinvested in additional Common Shares of the Trust pursuant to the Plan.  If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.  Consult your financial adviser for more information.  See “Dividend Reinvestment Plan.”

Listing and Symbol	The Trust’s common shares are expected to be listed on the New York Stock Exchange under the symbol “[ ],” subject to notice of issuance.
Special Risk Considerations
No Operating History.  The Trust is a newly-organized, diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program.  The Trust is intended for investors seeking current income and capital appreciation.  The Trust is not meant to provide a vehicle for those who wish to play short-term swings in the stock market.  An investment in the Common Shares of the Trust should not be considered a complete investment program.  Each Common Shareholder should take into account the Trust’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Trust.

Investment and Market Risk.  An investment in Common Shares of the Trust is subject to investment risk, including the possible loss of the entire principal amount that you invest.  An investment in the Common Shares of the Trust represents an indirect investment in the securities owned by the Trust, including municipal securities, which generally trade in the over-the-counter markets.  The value of those securities may fluctuate, sometimes rapidly and unpredictably.  The value of the securities owned by the Trust will affect the value of the Common Shares.  At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Trust dividends and distributions.  In addition, if the current national economic downturn deteriorates into a prolonged recession, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected.

Management Risk.  The Trust is subject to management risk because it has an actively managed portfolio.  The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Trust, but there can be no guarantee that these will produce the desired results.  The Trust will invest in securities that the Sub-Adviser believes are undervalued or mispriced as a result of recent economic events, such as market dislocations, the inability of other investors to evaluate risk and forced selling.  If the Sub-Adviser’s perception of the value of a security is incorrect, your investment in the Trust may lose value.

Build America Bonds Risk.  The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because BABs are a new form of municipal financing and because bonds issued after December 31, 2010 currently will not qualify as BABs unless the relevant provisions of the Act are extended, it is impossible to predict the extent to which a market for such bonds will develop, meaning that BABs may experience less liquidity than other types of municipal securities. If the ability to issue BABs is not extended beyond December 31, 2010, the number of BABs available in the market will be limited and there can be no assurance that BABs will be actively traded. Reduced liquidity may negatively affect the value of the BABs.

Because issuers of Direct Payment BABs held in the Trust’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payment on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on Direct Payment BABs held by the Trust. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive all or a portion of the direct pay subsidy or that a future Congress may terminate the subsidy altogether.

Because the BABs program is new, certain aspects of the BABs program may be subject to additional federal or state level guidance or subsequent legislation. For example, the Internal Revenue Service (“IRS”) or U.S. Treasury could impose restrictions or limitations on the payments received. Aspects of the BABs program for which the IRS and the U.S. Treasury have solicited public comment include, but have not been limited to, methods for making direct payments to issuers, the tax procedural framework for such payments, and compliance safeguards. It is not known what additional procedures will be implemented with respect to Direct Payment BABs, if any, nor is it known what effect such possible procedures would have on the BABs market.

Recent statements from the IRS have raised concerns that some issuers could lose all or a portion of federal interest-rate subsidies on previously issued BABs.  The IRS has started sending questionnaires to every issuer of BABs and has opened audits into certain issuers.  Additionally, the IRS may reduce subsidy payments to issuers if they may owe money to the federal government. It is unclear at this time what effect such IRS actions will have on the BABs market or future issuances of BABs.  Any reduction in federal interest-rate subsidies may adversely effect the issuers of BABs.

Legislation extending the relevant provisions of the Act may also modify the characteristics of BABs issued after December 31, 2010, including the amount of subsidy paid to issuers.

The Trust intends to invest primarily in BABs and therefore the Trust’s net asset value may be more volatile than the value of a more broadly diversified portfolio and may fluctuate substantially over short periods of time. Because BABs currently do not include certain industries or types of municipal bonds (i.e., tobacco bonds or private activity bonds), there may be less diversification than with a broader pool of municipal securities.

General Municipal Securities Market Risk.  Investing in the municipal securities market involves certain risks.  The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange.  The amount of public information available about municipal securities is generally less than for corporate equities or bonds, and the Trust’s investment performance may therefore be more dependent on the Sub-Adviser’s analytical abilities.

The secondary market for municipal securities, particularly the below investment grade bonds in which the Trust may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Trust currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes.

Issuers of municipal securities might seek protection under Chapter 9 of the U.S. Bankruptcy Code. Although similar to other bankruptcy proceedings in some respects, municipal bankruptcy is significantly different in that there is no provision in the law for liquidation of the assets of the municipality and distribution of the proceeds to creditors.  Municipal bankruptcy is available to issuers in certain states. In states in which municipal bankruptcy is not presently available, new legislation would be required to permit a municipal issuer in such state to file for bankruptcy. Municipalities must voluntarily seek protection under the Bankruptcy Code, municipal bankruptcy proceedings cannot be commenced by creditors. Due to the severe limitations placed upon the power of the bankruptcy court in Chapter 9 cases, the bankruptcy court generally is not as active in managing a municipal bankruptcy case as it is in corporate reorganizations. The bankruptcy court cannot appoint a trustee nor interfere with the municipality’s political or governmental powers or with its properties or revenues, for example by ordering reductions in expenditures, increases in taxes, or sales of property, without the municipality’s consent. In addition, the municipality can continue to borrow in the ordinary course without bankruptcy court approval if it is able to do so without affecting the rights of existing creditors. Neither creditors nor courts may control the affairs of the municipality indirectly by proposing a readjustment plan that would effectively determine the municipality’s future tax and spending decisions, so the Trust’s influence over any bankruptcy proceedings would be very limited. In the event of bankruptcy of a municipal issuer, the Trust could experience delays in collecting principal and interest, and the Trust may not be able to collect all principal and interest to which it is entitled. There is no provision in municipal bankruptcy proceedings for liquidation of municipal assets in order to distribute proceeds to creditors such as the Trust.

Credit Risk.  Credit risk is the risk that one or more securities in the Trust’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status.

Interest Rate Risk.  Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the debt securities in the Trust’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Trust to reinvest in lower-yielding securities and potentially reducing the Trust’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Trust’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. These risks may be greater because certain interest rates are near historically low levels. To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities in which the Trust may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Trust’s net asset value. The Trust may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Trust’s debt securities and decreasing the Trust’s exposure to interest rate risk. The Trust is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Trust to reduce interest rate risk will be successful.

Financial Leverage Risk.  The Trust initially expects to employ Financial Leverage through the issuance of Indebtedness and/or reverse repurchase agreements.  The Adviser and the Sub-Adviser anticipate that the use of Financial Leverage will result in higher income to Common Shareholders over time.  Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks.  There can be no assurance that a leveraging strategy will be utilized or will be successful.

Financial Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented.  Increases and decreases in the value of the Trust’s portfolio will be magnified when the Trust uses Financial Leverage.  As a result, Financial Leverage may cause greater changes in the Trust’s net asset value and returns than if Financial Leverage had not been used.  The Trust will also have to pay interest on its Indebtedness, if any, which may reduce the Trust’s return.  This interest expense may be greater than the Trust’s return on the underlying investment, which would negatively affect the performance of the Trust.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Trust expenses, that the market value of the securities sold by the Trust may decline below the price at which the Trust is obligated to repurchase such securities and that the securities may not be returned to the Trust.  There is no assurance that reverse repurchase agreements can be successfully employed.

Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom the Trust sells securities becomes insolvent, the Trust’s right to purchase or repurchase securities may be restricted.  Successful use of dollar rolls may depend upon the Sub-Adviser’s ability to correctly predict interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

Inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”)

formed by a third party sponsor for the purpose of holding municipal bonds.  Investing in such securities may expose the Trust to certain risks.  In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Trust to the risks of reduced or eliminated interest payments and losses of principal.

During the time in which the Trust is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Trust did not utilize Financial Leverage because the fees paid will be calculated based on the Trust’s Managed Assets, including proceeds of Financial Leverage.  This may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders.  Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.  In order to manage this conflict of interest, any use of Financial Leverage must be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Trust’s use of Financial Leverage and the effect of Financial Leverage on the management of the Trust’s portfolio and the performance of the Trust.

In addition the Trust may engage in certain derivative transactions, including swaps, that have characteristics similar to senior securities. To the extent the terms of any such transaction obligate the Trust to make payments, the Trust will segregate liquid securities or cash in a segregated account with the custodian of the Trust to collateralize the positions in an amount at least equal to the current value of the amount then payable by the Trust under the terms of such transaction.  To the extent the terms of any such transaction obligate the Trust to deliver particular securities to extinguish the Trust’s obligations under such transactions, the Trust may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having liquid securities or cash in a segregated account with the custodian of the Trust).  Securities so segregated or designated as “cover” will be unavailable for sale by the Sub-Adviser (unless replace by other securities qualifying for segregation or cover requirements), which may adversely effect the ability of the Trust to pursue its investment objective.

Inverse Floating Rate Securities Risk  The Trust may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Trust to the risks of reduced or eliminated interest payments and losses of principal.

The Trust may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Trust. In the Sub-Adviser’s discretion, the Trust may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Trust may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Trust to reimburse the third party sponsor of the trust, upon termination of the trust issuing the inverse floating rate security, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Trust may be at risk of loss that exceeds its original investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Trust’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Trust’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Trust may be highly leveraged. The structure and degree to which the Trust’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust is in excess of three times the principal amount of the inverse floating rate securities owned by the trust. In the event of a significant decline in the value of an underlying security, the Trust may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating the special purpose trust or other collateral required to maintain the Trust’s anticipated effective leverage ratio.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the Common Shares may be greater for a fund (like the Trust) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Trust may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Trust portfolio holdings in certain circumstances, including, but not limited to, the following:

•	if the Trust has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
•	if special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and
•
if the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Trust.

The Trust may invest in taxable inverse floating rate securities, issued by special purpose trusts formed with taxable municipal securities. The market for such taxable inverse floating rate securities is relatively new and undeveloped. Initially, there may be a limited number of counterparties, which may increase the credit risks, counterparty risk and liquidity risk of investing in taxable inverse floating rate securities.

Contingent Term Risk.  To accommodate the possibility that the BABs program will not be extended, if, for any twenty-four month period ending on or prior to [December 31, 2014], there are no new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct payment subsidies, as a fundamental policy, the Trust will terminate on or around [June 30, 2020]. Such issuances may cease if the current legislation authorizing the U.S. government subsidy for the issuances is not extended beyond December 31, 2010, and no similar legislation is enacted. Because the assets of the Trust will be liquidated in connection with a termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. As the Trust approaches a termination date, the portfolio composition of the Trust may change as securities mature or are called or sold, which may cause the Trust’s returns to decrease and the net asset value of the Common Shares to fall. Rather than reinvesting the proceeds of its matured, called or sold fixed income securities, the Trust may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of assets under management, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect the performance of the Trust.  The Trust anticipates that it would distribute all or a portion of the proceeds from any liquidated portion of its portfolio reasonably promptly, but the timing and amount of any such distribution remains subject to the discretion of the Board of Trustees and may be delayed in whole or in part if the Board of Trustees determines it to be in the best interests of the Trust. Upon a termination, it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Trust cannot predict the amount of securities, if any, that will be required to be placed in a liquidating trust.  The Trust’s investment objective and policies are not designed to seek to return on the termination date the initial offering price of the common shares in the offering.  Investors that purchase common shares may receive more or less than their original investment upon termination of the Trust.

Reinvestment Risk  Reinvestment risk is the risk that income from the Trust’s portfolio will decline if and when the Trust invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or your overall returns.

Inflation/Deflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Common Shares and distributions can decline.  In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Trust’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders.  Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation.  Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Trust’s portfolio.

Insurance Risk.  The Trust may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Many significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. As of [       ], 2010, there are no longer any bond

insurers rated AAA by all of Moody’s, S&P and Fitch and at least one rating agency has placed all insurers except Berkshire Hathaway Assurance Company on “negative credit watch,” “credit watch evolving,” “credit outlook developing,” or “rating withdrawn.” These events may presage one or more rating reductions for any other insurer in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and the insurance may not add any value. As concern has increased about the balance sheets of insurers, prices on insured bonds—especially those bonds issued by weaker underlying credits—declined. Most insured bonds are currently being valued according to their fundamentals as if they were uninsured. The insurance feature of a municipal security normally provides that it guarantees the full payment of principal and interest when due through the life of an insured obligation, but does not guarantee the market value of the insured obligation or the net asset value of the Common Shares represented by such insured obligation.

Below Investment Grade Securities Risk.  The Trust may invest a up to 20% of its Managed Assets securities that are below investment grade quality, which are commonly referred to as “junk” bonds and are regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal.  Below investment grade securities may be particularly susceptible to economic downturns.  It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.  In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk.  They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.  The retail secondary market for lower grade securities may be less liquid than that for higher rated securities.  Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value.  Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term.

Sector Risk. The Trust may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political and regulatory developments than other sectors of municipal issuers.   If the Trust invests a significant portion of its Managed Assets in the sectors noted above, the Trust’s performance may be subject to additional risk and variability. To the extent that the Trust focuses its Managed Assets in the hospital and healthcare facilities sector, for example, the Trust will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, maintenance, labor relations, insurance costs and government regulation.

Special Risks Related to Certain Municipal Securities.  The Trust may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Trust’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Trust, although the Trust does not anticipate that such a remedy would normally be pursued. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Trust may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation entail a risk of default or bankruptcy not only of the issuer of the underlying lease but also of the municipal agency issuing the certificate of participation.

Asset-Backed Securities Risk.  ABS involve certain risks in addition to those presented by mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.  ABS do not have the benefit of the same security interest in the underlying collateral as mortgage-backed securities and are more dependent on the borrower’s ability to pay and may provide the Trust with a less effective security interest in the related collateral than do mortgage-related securities.  The collateral underlying ABS may constitute assets related to a wide range of industries and sectors.  The collateral underlying ABS may constitute assets related to a wide range of industries and sectors.  For example, ABS can be collateralized with credit card and automobile receivables.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.  If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Trust.  In addition, these securities may provide the Trust with a less effective security interest in the related collateral than do mortgage-related securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. The Credit CARD Act of 2009 imposes new regulations on the ability of credit card issuers to adjust the interest rates and exercise various other rights with respect to indebtedness extended through credit cards.  The Trust and the Sub-Adviser cannot predict what effect, if any, such regulations might have on the market for ABS and such regulations may adversely affect the value of ABS owned by the Trust. The United States automobile manufacturers have recently reported reduced sales and the potential inability to meet their financing needs.  As a result, certain automobile manufacturers have been granted access to emergency loans from the U.S. Government and have experienced bankruptcy.  As a result of these events, the value of securities backed by receivables from the sale or lease of automobiles may be adversely affected.

Senior Loan Risk. Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.  Senior Loans are usually rated below investment grade.  As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.  Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization.  In addition, because their interest rates are typically adjusted for changes in short-term interest rates, Senior Loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.

There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities.  In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Trust’s investments, and the Sub-Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources.  As a result, the Trust is particularly dependent on the analytical abilities of the Sub-Adviser.

The Trust may invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers.  Such companies are more likely to default on their payments of interest and principal owed to the Trust, and such defaults could reduce the Trust’s net asset value and income distributions.  An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the

Senior Loan’s value. No active trading market may exist for certain Senior Loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans.  Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Trust may not be able to sell them quickly at a desirable price.  To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  Illiquid securities are also difficult to value.

Although the Senior Loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.  In the event of the bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan.  If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Trust will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans.  To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower.  Such Senior Loans involve a greater risk of loss.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Trust.  Such court action could under certain circumstances include invalidation of Senior Loans. The Trust may purchase Senior Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Trust may also purchase, without limitation, participations in Senior Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.  A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower.  In purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Trust will be exposed to the credit risk of both the borrower and the institution selling the participation.

Liquidity Risk.  The Fund may invest in illiquid securities, which are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Fund would value the securities. Illiquid securities may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Sub-Adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and certain commercial paper) may be treated as liquid for these purposes. Inverse floating rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities.

Recent Market Developments.  Global and domestic financial markets have experienced periods of unprecedented turmoil.  Instability in the credit markets has made it more difficult for a number of issuers to obtain financings or refinancings for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financings or refinancings.  In particular, because of the conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  There is also a risk that developments in sectors of the credit markets in which the Trust does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Trust does invest, including securities owned by the Trust.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  Such market conditions may increase the volatility of the value of securities owned by the Trust, may make it more difficult for the Trust to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Trust to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to the holders of Common Shares.  These developments adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Trust to make payments of principal and interest when due, lead to lower credit ratings and increased defaults.  Such developments could, in turn, reduce the value of securities owned by the Trust and adversely affect the net asset value of the Trust’s Common Shares.  In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Trust’s portfolio.

Governmental cost burdens may be reallocated among federal, state and local governments. Also, as a result of the downturn, many state and local governments have experienced significant reductions in revenues and consequently difficulties meeting ongoing expenses. As a result, certain of these state and local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. In addition to actions taken at the federal level, certain municipalities might seek protection under the bankruptcy laws, thereby affecting the repayment of their outstanding debt.

The third and fourth quarters of 2009 witnessed more stabilized economic activity as expectations for an economic recovery increased.  However, risks to a robust resumption of growth persist.  A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Trust’s portfolio.  Financial market conditions, as well as various social, political, and psychological tensions in the United States and around the world, have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide.  The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets in the Trust’s portfolio.  The Investment Advisor and the Sub-Adviser intend to monitor developments and seek to manage the Trust’s portfolio in a manner consistent with achieving the Trust’s investment objective, but there can be no assurance that it will be successful in doing so.

Legislation Risk.  At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Trust or the issuers of such assets.  Changing approaches to regulation may have a negative impact on the Trust entities in which the Trust invests.  Legislation or regulation may also change the way in which the Trust itself is regulated.  There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objective.

Strategic Transactions Risk.  The Trust may engage in various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures (“Strategic Transactions”), for hedging and risk management purposes and to enhance total return.  The use of Strategic Transactions to enhance total return may be particularly speculative.  Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments.  Furthermore, the Trust’s ability to successfully use Strategic Transactions depends on the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured.  The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell.  Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

Synthetic Investments Risk.  As an alternative to holding investments directly, the Trust may also obtain investment exposure to credit securities through the use of derivative instruments (including swaps, options, forwards, notional principal contracts or customized derivative or financial instruments) to replicate, modify or replace the economic attributes associated with an investment in securities in which the Trust may invest.  The Trust may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Trust’s investment strategies.  If the Trust enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time.  During such period, the Trust may not have the ability to increase or decrease its exposure.  In addition, customized derivative instruments will likely be highly illiquid, and it is possible that the Trust will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Trust’s performance in a material adverse manner.  Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events.  Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty.  If a termination were to occur, the Trust’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Counterparty Risk.  The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding.  The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.

Securities Lending Risk.  The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees.  Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis and the Trust may therefore lose the opportunity to sell the securities at a desirable price.  Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust’s performance.  Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Investment Funds Risk.  Investments in Investment Funds present certain special considerations and risks not present in making direct investments in securities in which the Trust may invest.  Investments in Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust.  Such expenses and fees attributable to the Trust’s investments in Investment Funds are borne indirectly by Common Shareholders.  Accordingly, investment in such entities involves expense and fee layering.  To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk.  A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation.  Investments in Investment Funds frequently expose the Trust to an additional layer of financial leverage.

Market Discount Risk.  Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities.  Although the value of the Trust’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares.  Because the market price of Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.  This risk may be greater for investors expecting to sell their Common Shares soon after the completion of the public offering, as the net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs.  Common Shares of the Trust are designed primarily for long-term investors; investors in Common Shares should not view the Trust as a vehicle for trading purposes.

Portfolio Turnover Risk.  The Trust’s annual portfolio turnover rate may vary greatly from year to year.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust.  High portfolio turnover may result in an increased realization of net short-term capital gains by the Trust which, when distributed to Common Shareholders, will be taxable as ordinary income.  Additionally, in a declining market, portfolio turnover may create realized capital losses.  See “Taxation.”

Market Disruption and Geopolitical Risk.  Instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide.  The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

Anti-Takeover Provisions in the Trust’s Governing Documents
The Declaration of Trust and the Trust’s Bylaws (collectively, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to an open-end fund.  These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.  See “Anti-Takeover and Other Provisions in the Trust’s Governing Documents” and “Risks—Anti-Takeover Provisions.”

Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent
The Bank of New York Mellon serves as the custodian of the Trust’s assets pursuant to a custody agreement.  Under the custody agreement, the custodian holds the Trust’s assets in compliance with the 1940 Act.  For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Trust, plus certain charges for securities transactions.  The Bank of New York Mellon also serves as the Trust’s dividend disbursing agent, agent under the Trust’s Dividend Reinvestment Plan (the “Plan Agent”), transfer agent and registrar with respect to the Common Shares of the Trust.

Claymore Advisors, LLC serves as the Trust’s administrator.  Pursuant to an administration agreement with the Trust, Claymore Advisors, LLC provides certain administrative, bookkeeping and accounting services to the Trust.

SUMMARY OF TRUST EXPENSES

The purpose of the table and the Example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.  The expenses shown in the table are based on estimated amounts for the Trust’s first year of operations and assume that the Trust issues approximately [          ] Common Shares. The Trust’s actual expenses may vary from the estimated expenses shown in the table, and may increase as a percentage of net assets attributable to Common Shares if the Trust issues less than [            ] Common Shares.

Shareholder Transaction Expenses

Sales load (as a percentage of offering price)	[ ]%
Offering expenses borne by Common Shareholders (as a percentage of offering price)(1)	[ ]%
Dividend Reinvestment Plan fees(2)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (assumes Financial Leverage as Described above) (6)(7)
Management fees	[ ]%
Interest payments on borrowed funds(3)	[ ]%
Other expenses(4)(5)	[ ]%
Total annual expenses	[ ]%

(1)
The Adviser has agreed to pay (i) all organizational costs of the Trust and (ii) offering costs of the Trust (other than the sales load) that exceed $[ ] per Common Share sold in the offering, including pursuant to the overallotment option ([ ]% of the offering price).  To the extent that total offering expenses are less than $[  ] per Common Share, up to [ ]% of the public offering price of securities sold in this offering, up to such expense limit, will be paid to [ ], an affiliate of the Adviser and the Sub-Adviser, as reimbursement for the distribution services it provides to the Trust.  Assuming the Trust issues approximately [ ] Common Shares, the costs of the offering are estimated to be approximately $[ ], of which $[ ] ($[ ] per Common Share) will be borne by the Trust.

(2)	You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(3)	Assumes effective leverage through Indebtedness at an annual interest rate of 1.25%.

(4)
The “Other expenses” shown in the table and related footnotes are based on estimated amounts for the Trust’s first year of operations. Expenses attributable to the Trust’s investments, if any, in Investment Funds are currently estimated not to exceed .01%.

(5)
Other Expenses do not include any interest attributable to inverse floating rate securities created by selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (“self-deposited inverse floating rate securities”). The Trust does not currently expect to create self-deposited inverse floating rate securities. However, to the extent the Trust creates self-deposited inverse floating rate securities, the Trust would recognize interest expense because accounting rules require the Trust to treat interest paid by such trusts as having been paid (indirectly) by the Trust. Because the Trust would also recognize a corresponding amount of additional interest earned (also indirectly), the Trust’s net asset value per share, net investment income, and total return would not be affected by this accounting treatment.

(6)
Under current market conditions, the Trust initially expects to utilize Financial Leverage through [Indebtedness, investments in inverse floating rate securities and/or reverse repurchase agreements], such that the aggregate amount of Financial Leverage is not expected to exceed [25%] of the Trust’s Managed Assets (including the proceeds of such Financial Leverage).  The table below and the expenses shown assume that the Trust utilizes Financial Leverage in the form of Indebtedness in an amount equal to [25%] of the Trust’s Managed Assets (including the proceeds of such Financial Leverage) and shows Trust expenses as a percentage of net assets attributable to Common Shares.  To the extent other forms of Financial Leverage (or combinations of forms of Financial Leverage) are utilized, the associated Financial Leverage costs and offering costs would likely change from the cost estimates below.

(7)
The table presented in this footnote estimates what the Trust’s annual expenses would be, stated as percentages of the Trust’s net assets attributable to Common Shares but, unlike the table above, assumes that the Trust does not utilize any form of Financial Leverage.  In accordance with these assumptions, the Trust’s expenses would be estimated as follows:

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (assumes no Financial Leverage)
Management fees	[ ]%
Interest payments on borrowed funds	None
Other expenses(4)(5)	[ ]%
Total annual expenses	[ ]%

Example

As required by relevant Securities and Exchange Commission regulations, the following Example illustrates the expenses (including the sales load of $45 and estimated expenses of this offering of $[ ]) that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of [ ]% of net assets attributable to Common Shares and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$[ ]	$[ ]	$[ ]	$[ ]
___________
*
The Example should not be considered a representation of future expenses or returns.  Actual expenses may be higher or lower than those assumed.  Moreover, the Trust’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the Example.  The Example assumes that all dividends and distributions are reinvested at net asset value.

THE TRUST

Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) is a newly-organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a statutory trust on June 30, 2010, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware.  As a newly-organized entity, the Trust has no operating history.  Its principal office is located at 2455 Corporate West Drive, Lisle, Illinois 60532, and its telephone number is (630) 505-3700.

Claymore Advisors, LLC (“Claymore” or the “Adviser”) serves as the Trust’s investment adviser and is responsible for the management of the Trust.  Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments.  Each of the Adviser and the Sub-Adviser are subsidiaries of Guggenheim Partners, LLC (“Guggenheim”).  Guggenheim is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $     ($  if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs.  The Trust will pay all of its offering costs up to $[  ] per Common Share, and the Adviser has agreed to pay (i) all of the Trust’s organizational costs, and (ii) those offering costs of the Trust (other than sales load) that exceed $[  ] per Common Share sold in the offering, including pursuant to the overallotment option.  The Trust will invest the net proceeds of the offering in accordance with its investment objective and policies as soon as practicable after the closing of the offering.  The Trust expects to be able to invest the net proceeds from this offering within three months after the completion of this offering. Pending the full investment of the proceeds of the offering, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market instruments.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Strategy

The Trust’s investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust cannot ensure investors that it will achieve its investment objective.  The Trust’s investment objective is considered fundamental and may not be changed without the approval of the holders of the Common Shares (the “Common Shareholders”).

The Trust seeks to achieve its investment objective by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”).

Build America Bonds

BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”).

Enacted in February 2009, the Act was intended in part to assist state and local governments in financing capital projects at lower net borrowing costs through direct subsidies designed to stimulate state and local infrastructure projects, create jobs and encourage non-traditional municipal security investors. Unlike with respect to investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. BABs issuers may elect either (i) to receive payments from the U.S. Treasury equal to a specified percentage of their interest payments (“Direct Payment BABs”) or (ii) to cause investors in the bonds to receive federal tax credits (“Tax Credit BABs”).

Under the terms of the Act, issuers of Direct Payment BABs are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds, a new type of taxable governmental bond similar to BABs) of the interest paid on the bonds, which continues for the life of the bond. Such subsidies may allow such issuers to issue BABs that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market.   Tax Credit BABs provide a 35% interest subsidy (net of the tax credit) to investors that results in a federal subsidy to the issuer equal to approximately 25% of the total return to the investor (interest and the tax credit). As of [        ], 2010, no Tax Credit BABS had been issued since the BAB program began. Based on current market conditions, the Trust anticipates initially investing primarily in Direct Payment BABs and does not anticipate investing in Tax Credit BABs.

As currently enacted, the Act contains no budgetary limit on issuances through the program through the sunset.  However, under the Act BABs cannot be used to finance private, non-municipal activities, and can only be used to fund capital expenditures. The proceeds of BABs issuances are used for public benefit and generally support facilities that meet such essential needs as water, electricity, transportation, and education. As currently enacted, the Act does not permit refunding issuances, private activity bond issuances, or deficit fund issuances. Many BABs are general obligation bonds, which are backed by the full faith and taxing power of the state and local governments issuing them.

Bonds issued after December 31, 2010 currently will not qualify as BABs unless the relevant provisions of the Act are extended or similar legislation is enacted that provides for municipal issuers to elect to issue taxable municipal securities and receive from the U.S. Treasury federal subsidies to offset a portion of the interest costs incurred over the full term of such taxable municipal securities. The Obama administration and Congress are considering a variety of proposals to extend or modify the BABs program. In particular, a pending bill would (1) extend the BABs program to December 31, 2012, (2) reduce the amount of the direct pay subsidy for bonds issued in 2011 and 2012, and (3) apply the BABs program to certain bonds issued to refinance BABs.  No assurance can be given as to whether these proposals or other changes in the BABs program will be enacted, nor can it be predicted whether such proposals or changes, if enacted, will have a positive or negative effect on the Trust.

[According to a February 2010 report issued by the Municipal Securities Rulemaking Board (“MSRB”), 749 BABs issues came to market in 2009 totaling approximately $64 billion. Between April 15, 2009 and December 31, 2009, BABs issuance accounted for 20% of long-term securities issued in the municipal securities market, such that taxable municipal securities issuance (including BABs) represented 26% of the overall municipal securities market. Municipal market research analysts expect such BABs issuance trends to continue throughout 2010, when the BABs program is currently scheduled to sunset. For example, J.P. Morgan municipal market research analysts currently project BABs issuance of approximately $110 billion in 2010 and expect the BAB total market size to be approximately $172 billion.]

Investment Rationale

The Sub-Adviser believes that BABs represent a compelling new asset class that addresses investors’ need for liquidity, diversification, enhanced credit and yield.

•	Liquidity: BABs represent nearly a quarter of new municipal issuance with a total market size of approximately $100 billion.

•	Diversification: BABs are diversified across more than 1,100 different issues, throughout the United States.
•	Enhanced Credit: Investment-grade municipal issuers have lower historical default rates than investment-grade corporate issuers.
•	Yield: BABs may offer higher yield-to-maturity than similarly-rated corporate bonds and greater call protection than similarly-rated tax-exempt municipal bonds.

The Sub-Adviser is at the forefront of the structuring and development of the BABs and Qualified School Construction Bonds (“QSCBs”) markets, with $3.9 billion in municipal assets under management, including $1.3 billion in BABs and $1.2 billion in QSCBs as of March 31, 2010.

The Trust seeks to maximize the benefits to investors of this new asset class while seeking to mitigate interest-rate risk and overall portfolio volatility.

Investment Policies

Under normal market conditions:

•
The Trust will invest at least 80% of its Managed Assets in BABs. The Trust may purchase BABs in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed-coupon, variable rate, zero coupon, capital appreciation bonds, floating rate securities and inverse floating rate securities.  The Trust may purchase municipal securities representing a wide range of sectors and issued for a wide range of purposes.

•
The Trust may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal support, municipal securities the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset backed securities (“ABS”), senior loans and other income producing securities.

•
The Trust will invest at least 80% of its Managed Assets in securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades by at least one of the nationally recognized statistical rating organizations (“NRSROs”) (that is Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”)) that rate such security, even if it is rated lower by another, or if it is unrated by any NRSRO but judged to be of comparable quality by the Sub-Adviser.

•
The Trust may invest up to 20% of its Managed Assets in securities that at the time of investment are rated below investment grade (that is below Baa3- by Moody’s or below BBB- by S&P or Fitch) or are unrated by any NRSRO but judged to be of comparable quality by the Sub-Adviser. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.”

•	The Trust will not invest more than [25%] of its Managed Assets in municipal securities in any one state of origin.
•	The Trust will not invest more than [15%] of its Managed Assets in municipal securities that, at the time of investment, are illiquid.

Duration Management Strategy.  The Trust intends to employ duration management strategies to seek to reduce the leverage-adjusted portfolio duration to generally less than 10 years. The Sub-Adviser initially intends to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. treasury swaps, credit default swaps, total return swaps and futures contracts.  The implementation of duration management strategy is intended to be flexible and opportunistic, and the instruments and transactions utilized by the Sub-Adviser at any given time will be based on then current market conditions and  interest rate levels. The Sub-Adviser’s duration management strategy will be structured as an overlay to the Trust’s investment portfolio.  The notional value of the instruments used to implement the duration management strategy may vary from time to time base don the weighted average duration of the Trust’s portfolio, but is not expected to exceed the total net asset value of the Trust’s portfolio.

In  comparison to the “maturity” of a security (which is the date on which the issuer is obligated to repay the principal amount), “duration” is a measure of the price volatility of a security as a result of changes in market rates of interest, based on the weighted average timing of the security’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures.  As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations, and (in general) a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. There is no limit on the remaining maturity or duration of any individual security in which the Trust may invest.

Other Investment Funds.  As an alternative to holding investments directly, the Trust may also obtain investment exposure to securities in which it may invest directly by investing up to [20%] of its Managed Assets in other investment companies, including U.S. registered investment companies and/or other U.S. or foreign pooled investment vehicles (collectively, “Investment Funds”).  To the extent that the Trust invests in Investment Funds that invest at least 80% of their total assets in BABs, such investment will be counted for purposes of the Trust’s policy of investing at least 80% of its Managed Assets in BABs.  To the extent that the Trust invests in Investment Funds that invest less than 80% of their total assets in BABs, the Trust will include a pro rata portion of its investment in such Investment Funds for purposes of the Trust’s policy of investing at least 80% of its Managed Assets in BABs.

Credit Ratings.  The credit quality policies noted above apply only at the time a security is purchased, and the Trust is not required to dispose of a security in the event that an NRSRO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Sub-Adviser may consider such factors as the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other NRSROs.    NRSROs are private services that provide ratings of the credit quality of debt obligations.  Ratings assigned by an NRSRO are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. NRSROs may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays an NRSRO for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating.  A general description of the ratings of S&P, Moody’s and Fitch is set forth in Appendix A to the Statement of Additional Information.

These policies may be changed by the Board of Trustees of the Trust (the “Board of Trustees”), but no change is anticipated.  If the Trust’s policy with respect to investing at least 80% of its Managed Assets in credit securities changes, the Trust will provide shareholders at least 60 days’ notice before implementation of the change.

Except as otherwise noted, all percentage limitations set forth in this prospectus and the Statement of Additional Information (“SAI”) apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

Portfolio Contents

The Trust’s investment portfolio may include investments in the following types of securities and investments:

Municipal Securities.  The Trust may invest in taxable municipal securities (including BABs) and tax-exempt municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility or pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Trust may purchase municipal securities in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate or zero coupon, including capital appreciation bonds, floating rate securities, and inverse floating rate securities; or may be acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which could have the economic effect of leverage.

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, taxable municipal bonds, floating rate securities and other related securities and may purchase derivative instruments that create exposure to municipal bonds, notes and securities.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

BABs offer an alternative form of financing for state and local government entities whose primary means for accessing the capital markets traditionally has been through issuance of tax-exempt municipal securities. BABs are taxable municipal obligations issued pursuant to the Act or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support. Enacted in February 2009 with the intent to assist state and local governments in financing capital projects at lower borrowing costs, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive payments from the U.S. Treasury equal to a specified percentage of their interest payments (in the case of Direct Payment BABs) or (ii) cause investors in the bonds to receive federal tax credits (in the case of Tax Credit BABs). Unlike most other municipal obligations, interest received on BABs is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of Direct Payment BABs are entitled to receive payments from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid on the bonds. Holders of Tax Credit BABs receive a federal tax credit currently equal to 35% of the coupon interest received. The Trust does not expect to receive (or pass through to Common Shareholders) tax credits as a result of its investments. The federal interest subsidy or tax credit continues for the life of the bonds.
Issuance of BABs commenced in April 2009 and bonds issued after December 31, 2010 will not qualify as BABs unless the relevant provisions of the Act are extended.

Municipal Leases and Certificates of Participation.  The Trust also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Trust’s original investment. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Trust will only purchase municipal securities representing lease obligations where the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Trust with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Trust with the right to demand payment, on not more than seven days’ notice, of all or any part of the Trust’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.  The Trust also may purchase municipal securities in the form of notes that generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.  The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Insured Municipal Securities.  The Trust may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature is designed to reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust’s income. The Trust may use any insurer, regardless of its rating. A municipal security typically will be deemed to have the rating of its insurer. However, in the event an insurer has a credit rating below the rating of an underlying municipal security or is perceived by the market to have such a lower rating, the municipal security rating would be the more relevant rating and the value of the municipal security would more closely, if not entirely, reflect such rating. As a result, the value of insurance associated with a municipal security may decline and the insurance may not add any value. The insurance feature normally provides that it guarantees the full payment of principal and interest when due of an insured obligation, but does not guarantee the market value of the

insured obligation or the net asset value of the Common Shares represented by such insured obligation. As of [          ], there are no longer any bond insurers rated AAA by all of Moody’s, S&P and Fitch and at least one NRSRO has placed each insurer on “negative credit watch,” “credit watch evolving,” “credit outlook developing,” or “rating withdrawn,” which may presage one or more rating reductions for any insurer in the future.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Taxable Municipal Bonds. The Trust may invest in taxable municipal bonds that do not qualify for federal support. Taxable municipal bonds are municipal bond in which interest paid to the bondholder does not qualify as tax-exempt for federal tax purposes because of the use to which the bond proceeds are put by the municipal borrower.  Taxable municipal bonds may include bonds issued to finance sports facilities or investor-led housing, refunding of a refunded issue or borrowing to replenish a municipality’s underfunded pension plan.  Taxable municipal bonds may be issued on behalf of private non-profit universities or hospitals.  Although taxable municipal bonds are subject to federal taxation, they may not be subject to taxation by the state in which the municipal issuer is located.

Inverse Floating Rate Securities.   Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Trust receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Trust as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. The Trust expects to make investments in inverse floaters, with leverage ratios that may vary at inception between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Trust, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust.

The Trust may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Trust. At the Sub-Adviser’s discretion, the Trust may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Trust may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Trust to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Trust to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, the Trust would not be required to make such a reimbursement. If the Trust chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Trust could incur a loss. See also “Portfolio Composition—[Segregation of Assets]” in the Statement of Additional Information.

The Trust may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

The Trust will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

Investments in inverse floating rate securities create effective leverage. The use of leverage creates special risks for Common Shareholders. See “Use of Financial Leverage” and “Risks—Financial Leverage Risk” and “—Inverse Floating Rate Securities Risk.”

Floating Rate Securities.  The Trust may also invest in floating rate securities, as described above, issued by special purpose trusts (also known as “tender option bonds”). Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Trust as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Special Taxing Districts.  Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal bond established by the Community Facilities District Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.

Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Zero Coupon Bonds.  A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, the Trust would be required to distribute the income on any of these instruments as it accrues, even though the Trust will not receive all of the income on a current basis or in cash. Thus, the Trust may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its Common Shareholders.

Asset-Backed Securities.  Asset-backed securities are a form of structured debt obligation.  The securitization techniques used for asset-backed securities are similar to those used for mortgage-backed securities.  The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.  The Trust may invest in these and other types of asset-backed securities that may be developed in the future.  Asset-backed securities present certain risks that are not presented by mortgage-related securities.  Primarily, these securities may provide the Trust with a less effective security interest in the related collateral than do mortgage-related securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Senior Loans.  Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower.  The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes.  Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread.  These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually.  Longer interest rate reset periods generally increase fluctuations in the Trust’s net asset value as a result of changes in market interest rates.  The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio.  As a result, as short-term interest rates increase, interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Trust from its investments in Senior Loans should decrease.  Because of prepayments, the Sub-Adviser expects the average life of the Senior Loans in which the Trust invests to be shorter than the stated maturity.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal.  Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust.  There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  In the event of bankruptcy of a Borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan.  The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.  If interest were required to be refunded, it could negatively affect the Trust’s performance.

Many Senior Loans in which the Trust will invest may not be rated by a rating agency, will not be registered with the SEC, or any state securities commission, and will not be listed on any national securities exchange.  The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities.  In evaluating the creditworthiness of Borrowers, the Sub-Adviser will consider, and may rely in part on, analyses performed by others.  Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency.  Many of the Senior Loans in which the Trust will invest will have been assigned below investment grade ratings by independent rating agencies.  In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality.  Because of the protective features of Senior Loans, the Sub-Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations.  The Sub-Adviser does not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale.  A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Trust’s net asset value.  In addition, the Trust may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Trust could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  During periods of limited supply and liquidity of Senior Loans, the Trust’s yield may be lower.

When interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline.  Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans reset only periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments.  As a result, to the extent the Trust invests in floating-rate Senior Loans, the Trust’s portfolio may be less volatile and less sensitive to changes in market interest rates than if the Trust invested in fixed rate obligations.  Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Trust’s net asset value.  Other factors, including rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity, can reduce the value of Senior Loans and other debt obligations, impairing the Trust’s net asset value.

The Trust may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring.  Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss.  At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Trust may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

The Trust may purchase Senior Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests.  If the Trust purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender.  Investments in Senior Loans on a direct assignment basis may involve additional risks to the Trust.  For example, if such loan is foreclosed, the Trust could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

The Trust may also purchase, without limitation, participations in Senior Loans.  The participation by the Trust in a lender’s portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such lender, not with the Borrower.  As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Trust may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing loan participations, the Trust assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The participation interests in which the Trust intends to invest may not be rated by any nationally recognized rating service.  Given the current structure of the markets for loan participations and assignments, the Trust currently expects to treat these securities as illiquid.

The Trust may use an independent pricing service or prices provided by dealers to value loans and other debt securities at their market value.  The Trust will use the fair value method to value Senior Loans or other securities if market quotations for them are not readily available or are deemed unreliable.

A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

 Other Income Producing Securities.  The Trust may invest up to 20% of its Managed Assets in securities other than BABs, including other income producing securities.  See the Statement of Additional Information for a discussion of other income producing securities in which the Trust may invest.

Investment Funds.  As an alternative to holding investments directly, the Trust may also obtain investment exposure to securities in which it may invest directly by investing up to [20%] of its Managed Assets in other Investment Funds. Investments in other Investment Funds involve operating expenses and fees at the Investment Funds level that are in addition to the expenses and fees borne by the Trust and are borne indirectly by holders of the Trust’s Common Shares.

Synthetic Investments.  As an alternative to holding investments directly, the Trust may also obtain investment exposure to investments in which the Trust may invest directly through the use of derivative instruments (including swaps, options, forwards, notional principal contracts or customized derivative or financial instruments) to replicate, modify or replace the economic attributes associated with an investment in which the Trust may invest directly.  The Trust may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Trust’s investment strategies, including a lack of liquidity in such derivative instruments and additional expenses associated with using such derivative instruments.  To the extent that the Trust invests in synthetic investments with economic characteristics similar to BABs, the value of such investments will be counted as credit securities for purposes of the Trust’s policy of investing at least 80% of its Managed Assets in BABs.

Strategic  Transactions.  In addition to those derivatives transactions utilized in connection with the Trust’s duration management strategy, the Trust may, but is not required to, use various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures (“Strategic Transactions”), to earn income, facilitate portfolio management and mitigate risks.  In the course of pursuing Strategic Transactions, the Trust may purchase and sell exchange-listed and over-the-counter put and call options on securities, instruments or equity and fixed-income indices, purchase and sell futures contracts and options thereon, and enter into swap, cap, floor or collar transactions.  In addition, Strategic Transactions may also include new techniques, instruments or strategies that are developed or permitted as regulatory changes occur.  Certain Strategic Transactions and described in further detail below and under “Use of Leverage—Interest Rate Transactions.” For a more complete discussion of the Trust’s investment practices involving transactions in derivatives and certain other investment techniques, see “Investment Objective and Policies—Derivative Instruments” in the SAI.
Temporary Defensive Investments

At any time when a temporary defensive posture is believed by the Sub-Adviser to be warranted (a “temporary defensive period”), the Trust may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments.  The money market instruments in which the Trust may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.  During a temporary defensive period, the Trust may also invest in shares of money market mutual funds.  Money market mutual funds are investment companies, and the investments in those companies by the Trust are in some cases subject to certain fundamental investment restrictions and applicable law.  See “Investment Restrictions” in the SAI.  As a shareholder in a mutual fund, the Trust will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested.  See “Management of the

Trust.” The Trust may not achieve its investment objective during a temporary defensive period or be able to sustain its historical distribution levels.

Certain Other Investment Practices

When Issued, Delayed Delivery Securities and Forward Commitments.  The Trust may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved.  In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security).  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While it will only enter into a forward commitment with the intention of actually acquiring the security, the Trust may sell the security before the settlement date if it is deemed advisable.  Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Trust prior to the settlement date.  The Trust will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Loans of Portfolio Securities.  To increase income, the Trust may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Trust’s total assets.  If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Trust could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral.  As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.  There can be no assurance that borrowers will not fail financially.  On termination of the loan, the borrower is required to return the securities to the Trust, and any gain or loss in the market price during the loan would inure to the Trust.  If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Trust is unsettled.  As a result, under extreme circumstances, there may be a restriction on the Trust’s ability to sell the collateral and the Trust would suffer a loss.  See “Investment Objective and Policies—Loans of Portfolio Securities” in the SAI.

Repurchase Agreements.  Repurchase agreements may be seen as loans by the Trust collateralized by underlying debt securities.  Under the terms of a typical repurchase agreement, the Trust would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Trust to resell, the obligation at an agreed price and time.  This arrangement results in a fixed rate of return to the Trust that is not subject to market fluctuations during the holding period.  The Trust bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Trust is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights.  The Sub-Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Trust enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.  The Trust will not enter into repurchase agreements with the Adviser, the Sub-Adviser or their affiliates.

Portfolio Turnover

The Trust will buy and sell securities to seek to accomplish its investment objective.  Portfolio turnover generally involves some expense to the Trust, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.  The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).  Higher portfolio turnover may decrease the after-tax return to individual investors in the Trust to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders.

Investment Restrictions

The Trust has adopted certain other investment limitations designed to limit investment risk.  These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act (and preferred shares, if any, voting together as a single class).  See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Trust.

USE OF FINANCIAL LEVERAGE

The Trust may employ leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) investing in inverse floating rate securities, (iii) the issuance of preferred shares (“Preferred Shares”) or (iv) engaging in reverse repurchase agreements, dollar rolls and similar transactions (collectively with Indebtedness, inverse floating rate securities and Preferred Shares, “Financial Leverage”).  The Trust may utilize Financial Leverage up to the limits imposed by the 1940 Act.  So long as the net rate of return on the Trust’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Trust’s Common Shares.  Any use of Financial Leverage must be approved by the Board of Trustees.   Under current market conditions, the Trust initially expects to utilize Financial Leverage through Indebtedness and/or reverse repurchase agreements, such that the aggregate amount of Financial Leverage is not expected to exceed [25%] of the Trust’s Managed Assets (including the proceeds of such Financial Leverage).There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Indebtedness

Under the 1940 Act, the Trust generally is not permitted to issue Indebtedness unless, immediately after the Indebtedness, the value of the Trust’s total assets less liabilities other than the principal amount represented by Indebtedness, is at least 300% of such principal amount.  In addition, the Trust is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Trust’s total assets, less liabilities other than the principal amount represented by Indebtedness, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution.  If the Trust utilized Indebtedness, the Trust intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Indebtedness to the extent necessary to maintain the required asset coverage.  The Trust may also utilize Indebtedness in excess of such limit for temporary purposes such as the settlement of transactions.

The terms of any such Indebtedness may require the Trust to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender.  Any such requirements would increase the cost of such Indebtedness over the stated interest rate.  Such lenders would have the right to receive interest on and repayment of principal of any such Indebtedness, which right will be senior to those of the Common Shareholders.  Any such Indebtedness may contain provisions limiting certain activities of the Trust, including the payment of dividends to Common Shareholders in certain circumstances.  Any Indebtedness will likely be ranked senior or equal to all other existing and future Indebtedness of the Trust.  If the Trust utilizes Indebtedness, the Common Shareholders will bear the offering costs of the issuance of any Indebtedness, which are currently expected to be approximately [   ]% of the total amount of an offering of Indebtedness.

Certain types of Indebtedness subject the Trust to covenants in credit agreements relating to asset coverage and portfolio composition requirements.  Certain Indebtedness issued by the Trust also may subject the Trust to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness.  Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies.

The 1940 Act grants to the lenders to the Trust, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal.  Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Inverse Floating Rate Securities

Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. Investments in inverse floating rate securities create effective leverage. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. The Trust expects to make investments in inverse floaters, with leverage ratios that may vary at inception between one and three times. See “Investment Objective and Policies—Portfolio Contents—Municipal Securities—Inverse Floating Rate Securities.”

With respect to Inverse Floating Rate Securities, the Trust’s Managed Assets shall include assets attributable to the Trust’s use of effective leverage (whether or not those assets are reflected in the Trust’s financial statements for purposes of generally accepted accounting principles), including the portion of assets in special purpose trusts of which the Trust owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

Preferred Shares

The Trust’s Governing Documents provide that the Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares.  Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued.  Any such Preferred Share offering would be subject to the limits imposed by the 1940 Act.  Under the 1940 Act, the Trust may not issue Preferred Shares unless, immediately after such issuance, it has an “asset coverage” of at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed

50% of the value of the Trust’s total assets).  For these purposes, “asset coverage” means the ratio of (i) total assets less all liabilities and indebtedness not represented by “senior securities” to (ii) the amount of “senior securities representing indebtedness” plus the “involuntary liquidation preference” of the Preferred Shares.  “Senior security” means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends.  “Senior security representing indebtedness” means any “senior security” other than equity shares.  The “involuntary liquidation preference” of the Preferred Shares is the amount that holders of Preferred Shares would be entitled to receive in the event of an involuntary liquidation of the Trust in preference to the Common Shares.  In addition, the Trust is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price.  If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%.  Any Preferred Shares issued by the Trust would have special voting rights and a liquidation preference over the Common Shares.  Issuance of Preferred Shares would constitute Financial Leverage and would entail special risks to the common shareholders.

 If Preferred Shares are outstanding, two of the Trust’s Trustees will be elected by the holders of Preferred Shares, voting separately as a class.  The remaining Trustees of the Trust will be elected by Common Shareholders and Preferred Shares voting together as a single class.  In the unlikely event the Trust failed to pay dividends on Preferred Shares for two years, Preferred Shares would be entitled to elect a majority of the Trustees of the Trust.

 The Trust may be subject to certain restrictions imposed by guidelines of one or more NRSROs that may issue ratings for Preferred Shares issued by the Trust.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the 1940 Act.  The Trust has no present intention to issue Preferred Shares.

Reverse Repurchase Agreements and Dollar Roll Transactions

In reverse repurchase agreement transactions, the Trust sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price.  The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust.  If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.

A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price.  The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.  During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust.  If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.

With respect to any reverse repurchase agreement, dollar roll or similar transaction, the Trust’s Managed Assets shall include any proceeds from the sale of an asset of the Trust to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

Certain Portfolio Transactions

In addition the Trust may engage in certain derivative transactions that have characteristics similar to senior securities.  To the extent the terms of such transactions obligate the Trust to make payments, the Trust will “segregate” liquid securities or cash in a separate account with the custodian of the Trust to collateralize the positions in an amount at least equal to the current value of the amount then payable by the Trust under the terms of such transactions.  To the extent the terms of such transactions obligate the Trust to deliver particular securities to extinguish the Trust’s obligations under such transactions the Trust may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having liquid securities or cash in a segregated account with the custodian of the Trust).  Such segregation or cover will ensure that the Trust has assets available to satisfy its obligations under such transactions.  As a result of such segregation or cover, the Trust does not intend to treat its obligations under such transactions as “senior securities representing indebtedness” for purposes of the 1940 Act, in accordance with releases and interpretive letters issued by the SEC, or include such transactions in calculating the aggregate amount of the Trust’s financial leverage.  To the extent that the Trust’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

Effects of Financial Leverage

Assuming (i) the use by the Trust of Financial Leverage representing approximately [25%] of the Trust’s Managed Assets (including the proceeds of such Financial Leverage) and (ii) interest costs to the Trust at an average annual rate of [ ]% with respect to such Financial Leverage, then the incremental income generated by the Trust’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately [ ]% to cover such interest expense.  Of course, these numbers are merely estimates used for illustration.  The amount of Financial Leverage used by the Trust as well as actual interest expenses on such Financial Leverage may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the SEC.  It is designed to illustrate the effect of Financial Leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Trust’s portfolio) of -10%, -5%, 0%, 5% and 10%.  These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Trust’s investment portfolio returns will be.  The table further reflects the issuance of Financial Leverage representing approximately [25%] of the Trust’s Managed Assets (including the proceeds of such Financial Leverage) and the Trust’s currently projected annual interest rate of [ ]% with respect to such Financial Leverage.  The table does not reflect any offering costs of Common Shares or Financial Leverage.

Assumed portfolio total return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%

Common Share total return	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%

Common Share total return is composed of two elements—the Common Share dividends paid by the Trust (the amount of which is largely determined by the Trust’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Trust owns.  As required by SEC rules, the table assumes that the Trust is more likely to suffer capital loss than to enjoy capital appreciation.  For example, to assume a total return of 0%, the Trust must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments.  This table reflects the hypothetical performance of the Trust’s portfolio and not the performance of the Trust’s Common Shares, the value of which will be determined by market and other factors.

During the time in which the Trust is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Trust did not utilize Financial Leverage because the fees paid will be calculated based on the Trust’s Managed Assets, including proceeds of Financial Leverage.  This may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders.  Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.  In order to manage this conflict of interest, any use of Financial Leverage must be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Trust’s use of Financial Leverage and the effect of Financial Leverage on the management of the Trust’s portfolio and the performance of the Trust.

Unless and until the Trust utilizes Financial Leverage, the Common Shares will not be leveraged and this section will not apply.

Interest Rate Transactions

In connection with the Trust’s anticipated use of Financial Leverage, the Trust may enter into interest rate swap or cap transactions.  Interest rate swaps involve the Trust’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Trust a variable rate payment that is intended to approximate all or a portion of the Trust’s variable-rate payment obligation on the Trust’s Financial Leverage.  The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Trust’s Financial Leverage.

The Trust may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount.  The Trust would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of Financial Leverage.

The Trust will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust’s receiving or paying, as the case may be, only the net amount of the two payments.  The Trust intends to segregate cash or liquid securities having a value at least equal to the Trust’s net payment obligations under any swap transaction, marked to market daily.  The Trust will treat such amounts as illiquid.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  Depending on the state of interest rates in general, the Trust’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares.  To the extent there is a decline in interest rates, the net amount receivable by the Trust under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the Common Shares.  In addition, if short-term interest rates are lower than the Trust’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Trust must make net payments to the counterparty.  If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Trust receives net payments from the counterparty.  Buying interest rate caps could enhance the performance of the Common Shares by limiting the Trust’s maximum leverage expense.  Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Trust to the counterparty exceeds the additional cost of the Financial Leverage that the Trust would have been required to pay had it not entered into the cap agreement.
Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make.  If the counterparty defaults, the Trust would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage.  Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Trust will not enter into an interest rate swap or cap transaction with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction.  Further, the Sub-Adviser will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Trust’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Common Shares.

The Trust may choose or be required to prepay Indebtedness.  Such a prepayment would likely result in the Trust’s seeking to terminate early all or a portion of any swap or cap transaction.  Such early termination of a swap could result in a termination payment by or to the Trust.  An early termination of a cap could result in a termination payment to the Trust.  There may also be penalties associated with early termination.

RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Trust.  An investment in the Trust is subject to investment risk, including the possible loss of the entire principal amount that you invest.

No Operating History

The Trust is a newly-organized, diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program

The Trust is intended for investors seeking current income and capital appreciation.  The Trust is not meant to provide a vehicle for those who wish to play short-term swings in the stock market.  An investment in the Common Shares of the Trust should not be considered a complete investment program.  Each Common Shareholder should take into account the Trust’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Trust.

Investment and Market Risk

An investment in Common Shares of the Trust is subject to investment risk, including the possible loss of the entire principal amount that you invest.  An investment in the Common Shares of the Trust represents an indirect investment in the securities owned by the Trust, including municipal securities, which generally trade in the over-the-counter markets.  The value of those securities may fluctuate, sometimes rapidly and unpredictably.  The value of the securities owned by the Trust will affect the value of the Common Shares.  At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment dividends and distributions.  In addition, if the current national economic downturn deteriorates into a prolonged recession, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected.

Management Risk

The Trust is subject to management risk because it has an actively managed portfolio.  The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Trust, but there can be no guarantee that these will produce the desired results.  The Trust will invest in securities that the Sub-Adviser believes are undervalued or mispriced as a result of recent economic events, such as market dislocations, the inability of other investors to evaluate risk and forced selling.  If the Sub-Adviser’s perception of the value of a security is incorrect, your investment in the Trust may lose value.

Build America Bonds Risk

The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because BABs are a new form of municipal financing and because bonds issued after December 31, 2010 currently will not qualify as BABs unless the relevant provisions of the Act are extended, it is impossible to predict the extent to which a market for such bonds will develop, meaning that BABs may experience less liquidity than other types of municipal securities. If the ability to issue BABs is not extended beyond December 31, 2010, the number of BABs available in the market will be limited and there can be no assurance that BABs will be actively traded. Reduced liquidity may negatively affect the value of the BABs.

Because issuers of Direct Payment BABs held in the Trust’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payment on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on Direct Payment BABs held by the Trust. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive all or a portion of the direct pay subsidy or that a future Congress may terminate the subsidy altogether.

Because the BABs program is new, certain aspects of the BABs program may be subject to additional federal or state level guidance or subsequent legislation. For example, the Internal Revenue

Service (“IRS”) or U.S. Treasury could impose restrictions or limitations on the payments received. Aspects of the BABs program for which the IRS and the U.S. Treasury have solicited public comment include, but have not been limited to, methods for making direct payments to issuers, the tax procedural framework for such payments, and compliance safeguards. It is not known what additional procedures will be implemented with respect to Direct Payment BABs, if any, nor is it known what effect such possible procedures would have on the BABs market.

Recent statements from the IRS have raised concerns that some issuers could lose all or a portion of federal interest-rate subsidies on previously issued BABs.  The IRS has started sending questionnaires to every issuer of BABs and has opened audits into certain issuers.  Additionally, the IRS may reduce subsidy payments to issuers if they may owe money to the federal government. It is unclear at this time what effect such IRS actions will have on the BABs market or future issuances of BABs.  Any reduction in federal interest-rate subsidies may adversely effect the issuers of BABs.

Legislation extending the relevant provisions of the Act may also modify the characteristics of BABs issued after December 31, 2010, including the amount of subsidy paid to issuers.

The Trust intends to invest primarily in BABs and therefore the Trust’s net asset value may be more volatile than the value of a more broadly diversified portfolio and may fluctuate substantially over short periods of time. Because BABs currently do not include certain industries or types of municipal bonds (i.e., tobacco bonds or private activity bonds), there may be less diversification than with a broader pool of municipal securities.

General Municipal Securities Market Risk

Investing in the municipal securities market involves certain risks.  The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange.  The amount of public information available about municipal securities is generally less than for corporate equities or bonds, and the Trust’s investment performance may therefore be more dependent on the Sub-Adviser’s analytical abilities.

The secondary market for municipal securities, particularly the below investment grade bonds in which the Trust may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Trust currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes.

Issuers of municipal securities might seek protection under Chapter 9 of the U.S. Bankruptcy Code. Although similar to other bankruptcy proceedings in some respects, municipal bankruptcy is significantly different in that there is no provision in the law for liquidation of the assets of the municipality and distribution of the proceeds to creditors.  Municipal bankruptcy is available to issuers in certain states. In states in which municipal bankruptcy is not presently available, new legislation would be required to permit a municipal issuer in such state to file for bankruptcy. Municipalities must voluntarily seek protection under the Bankruptcy Code, municipal bankruptcy proceedings cannot be commenced by creditors. Due to the severe limitations placed upon the power of the bankruptcy court in Chapter 9 cases, the bankruptcy court generally is not as active in managing a municipal bankruptcy case as it is in corporate reorganizations. The bankruptcy court cannot appoint a trustee nor interfere with the municipality’s political or governmental powers or with its properties or revenues, for example by ordering reductions in expenditures, increases in taxes, or sales of property, without the municipality’s consent. In addition, the municipality can continue to borrow in the ordinary course without bankruptcy court approval if it is able to do so without affecting the rights of existing creditors. Neither creditors nor courts may control the affairs of the municipality indirectly by proposing a readjustment plan that would effectively determine the municipality’s future tax and spending decisions, so the Trust’s influence over any bankruptcy proceedings would be very limited. In the event of bankruptcy of a municipal issuer, the Trust could experience delays in collecting principal and interest, and the Trust may not be able to collect all principal and interest to which it is entitled. There is no provision in municipal bankruptcy proceedings for liquidation of municipal assets in order to distribute proceeds to creditors such as the Trust.

Credit Risk

Credit risk is the risk that one or more securities in the Trust’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status.

Interest Rate Risk

Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the debt securities in the Trust’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Trust to reinvest in lower-yielding securities and potentially reducing the Trust’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Trust’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. These risks may be greater because certain interest rates are near historically low levels. To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities in which the Trust may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Trust’s net asset value. The Trust may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Trust’s debt securities and decreasing the Trust’s exposure to interest rate risk. The Trust is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Trust to reduce interest rate risk will be successful.

Financial Leverage Risk

The Trust initially expects to employ Financial Leverage through the issuance of Indebtedness and/or reverse repurchase agreements.  The Adviser and the Sub-Adviser anticipate that the use of Financial Leverage will result in higher income to Common Shareholders over time.  Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks.  There can be no assurance that a leveraging strategy will be utilized or will be successful.

Financial Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented.  Financial Leverage involves risks and special considerations for Common Shareholders, including:

•	the likelihood of greater volatility of net asset value and dividend rate of the Common Shares than a comparable portfolio without leverage;

•
the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Trust must pay will reduce the return to the Common Shareholders;

•	the effect of Financial Leverage in a declining market may result in a greater decline in the net asset value of the Common Shares than if the Trust were not leveraged;

•	when the Trust uses Financial Leverage, the investment advisory fees payable to the Adviser and Sub-Adviser will be higher than if the Trust did not use Financial Leverage; and

•	Financial Leverage may increase operating costs, which may reduce total return.

The Trust will have to pay interest on its Indebtedness, if any, which may reduce the Trust’s return.  This interest expense may be greater than the Trust’s return on the underlying investment.  Certain types of Indebtedness issued by the Trust may result in the Trust being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements.  The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for Indebtedness issued by the Trust.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  The Sub-Adviser does not believe that these covenants or guidelines will impede them from managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies if the Trust were to utilize Financial Leverage.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Trust expenses, that the market value of the securities sold by the Trust may decline below the price at which the Trust is obligated to repurchase such securities and that the securities may not be returned to the Trust.  There is no assurance that reverse repurchase agreements can be successfully employed.

Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom the Trust sells securities becomes insolvent, the Trust’s right to purchase or repurchase securities may be restricted.  Successful use of dollar rolls may depend upon the Sub-Adviser’s ability to correctly predict interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

Inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds.  Investing in such securities may expose the Trust to certain risks.  In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Trust to the risks of reduced or eliminated interest payments and losses of principal.

During the time in which the Trust is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Trust did not utilize Financial Leverage because the fees paid will be calculated based on the Trust’s Managed Assets, including proceeds of Financial Leverage.  This may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders.  Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.  In order to manage this conflict of interest, any use of Financial Leverage must be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Trust’s use of Financial Leverage and the effect of Financial Leverage on the management of the Trust’s portfolio and the performance of the Trust.

In addition the Trust may engage in certain derivative transactions, including total return and other swaps, that have characteristics similar to senior securities. To the extent the terms of any such transaction obligate the Trust to make payments, the Trust will segregate liquid securities or cash in a segregated account with the custodian of the Trust to collateralize the positions in an amount at least equal to the current value of the amount then payable by the Trust under the terms of such transaction.  To the extent the terms of any such transaction obligate the Trust to deliver particular securities to extinguish the Trust’s obligations under such transactions, the Trust may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having liquid securities or cash in a segregated account with the custodian of the Trust).  Securities so segregated or designated as “cover” will be unavailable for sale by the Sub-Adviser (unless replace by other securities qualifying for segregation or cover requirements), which may adversely effect the ability of the Trust to pursue its investment objective.

Inverse Floating Rate Securities Risk

The Trust may invest in inverse floating rate securities. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Trust to the risks of reduced or eliminated interest payments and losses of principal.

The Trust may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Trust. In the Sub-Adviser’s discretion, the Trust may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Trust may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Trust to reimburse the third party sponsor of the trust, upon termination of the trust issuing the inverse floating rate security, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Trust may be at risk of loss that exceeds its original investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Trust’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Trust’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Trust may be highly leveraged. The structure and degree to which the Trust’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust is in excess of three times the principal amount of the inverse floating rate securities owned by the trust. In the event of a significant decline in the value of an underlying security, the Trust may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating the special purpose trust or other collateral required to maintain the Trust’s anticipated effective leverage ratio.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the Common Shares may be greater for a fund (like the Trust) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Trust may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Trust portfolio holdings in certain circumstances, including, but not limited to, the following:

•	if the Trust has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
•	if special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and
•
if the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Trust.

The Trust may invest in taxable inverse floating rate securities, issued by special purpose trusts formed with taxable municipal securities. The market for such taxable inverse floating rate securities is relatively new and undeveloped. Initially, there may be a limited number of counterparties, which may increase the credit risks, counterparty risk and liquidity risk of investing in taxable inverse floating rate securities.

Contingent Term Risk

To accommodate the possibility that the BABs program will not be extended, if, for any twenty-four month period ending on or prior to [December 31, 2014], there are no new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct payment subsidies, as a fundamental policy, the Trust will terminate on or around [June 30, 2020]. Such issuances may cease if the current legislation authorizing the U.S. government subsidy for the issuances is not extended beyond December 31, 2010, and no similar legislation is enacted. Because the assets of the Trust will be liquidated in connection with a termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. As the Trust approaches a termination date, the portfolio composition of the Trust may change as securities mature or are called or sold, which may cause the Trust’s returns to decrease and the net asset value of the Common Shares to fall. Rather than reinvesting the proceeds of its matured, called or sold fixed income securities, the Trust may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of assets under management, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect the performance of the Trust.  The Trust anticipates that it would distribute all or a portion of the proceeds from any liquidated portion of its portfolio reasonably promptly, but the timing and amount of any such distribution remains subject to the discretion of the Board of Trustees and may be delayed in whole or in part if the Board of Trustees determines it to be in the best interests of the Trust. Upon a termination, it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Trust cannot predict the amount of securities, if any, that will be required to be placed in a liquidating trust.  The Trust’s investment objective and policies are not designed to seek to return on the termination date the initial offering price of the common shares in the offering.  Investors that purchase common shares may receive more or less than their original investment upon termination of the Trust.

Reinvestment Risk

Reinvestment risk is the risk that income from the Trust’s portfolio will decline if and when the Trust invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or your overall returns.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Common Shares and distributions can decline.  In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Trust’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders.  Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation.  Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Trust’s portfolio.

Insurance Risk

The Trust may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Many significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. As of [         ], there are no longer any bond insurers rated AAA by all of Moody’s, S&P and Fitch and at least one rating agency has placed all insurers except Berkshire Hathaway Assurance Company on “negative credit watch,” “credit watch evolving,” “credit outlook developing,” or “rating withdrawn.” These events may presage one or more rating reductions for any other insurer in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and the insurance may not add any value. As concern has increased about the balance sheets of insurers, prices on insured bonds—especially those bonds issued by weaker underlying credits—declined. Most insured bonds are currently being valued according to their fundamentals as if they were uninsured. The insurance feature of a municipal security normally provides that it guarantees the full payment of principal and interest when due through the life of an insured obligation, but does not guarantee the market value of the insured obligation or the net asset value of the Common Shares represented by such insured obligation.

Below Investment Grade Securities Risk

The Trust may invest a up to 20% of its Managed Assets securities that are below investment grade quality, which are commonly referred to as “junk” bonds and are regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal.  Below investment grade securities may be particularly susceptible to economic downturns.  It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.  In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk.  They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.  The retail secondary market for lower grade securities may be less liquid than that for higher rated securities.  Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value.  Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term.

Sector Risk

In addition, the Trust may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Trust invests a significant portion of its Managed Assets in the sectors noted above, the Trust’s performance may be subject to additional risk and variability. To the extent that the Trust focuses its Managed Assets in the hospital and healthcare facilities sector, for example, the Trust will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, maintenance, labor relations, insurance costs and government regulation.

Special Risks Related to Certain Municipal Securities

The Trust may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Trust’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Trust, although the Trust does not anticipate that such a remedy would normally be pursued. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Trust may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation entail a risk of default or bankruptcy not only of the issuer of the underlying lease but also of the municipal agency issuing the certificate of participation.

Asset-Backed Securities Risk

ABS involve certain risks in addition to those presented by mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.  ABS do not have the benefit of the same security interest in the underlying collateral as mortgage-backed securities and are more dependent on the borrower’s ability to pay and may provide the Trust with a less effective security interest in the related collateral than do mortgage-related securities.  The collateral underlying ABS may constitute assets related to a wide range of industries and sectors.  The collateral underlying ABS may constitute assets related to a wide range of industries and sectors.  For example, ABS can be collateralized with credit card and automobile receivables.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.

If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Trust.  In addition, these securities may provide the Trust with a less effective security interest in the related collateral than do mortgage-related securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

The Credit CARD Act of 2009 imposes new regulations on the ability of credit card issuers to adjust the interest rates and exercise various other rights with respect to indebtedness extended through credit cards.  The Trust and the Sub-Adviser cannot predict what effect, if any, such regulations might have on the market for ABS and such regulations may adversely affect the value of ABS owned by the Trust.

The United States automobile manufacturers have recently reported reduced sales and the potential inability to meet their financing needs.  As a result, certain automobile manufacturers have been granted access to emergency loans from the U.S. Government and have experienced bankruptcy.  As a result of these events, the value of securities backed by receivables from the sale or lease of automobiles may be adversely affected.

Senior Loan Risk

Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.  Senior Loans are usually rated below investment grade.  As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.  Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization.  In addition, because their interest rates are typically adjusted for changes in short-term interest rates, Senior Loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.

There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities.  In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Trust’s investments, and the Sub-Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources.  As a result, the Trust is particularly dependent on the analytical abilities of the Sub-Adviser.

The Trust may invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers.  Such companies are more likely to default on their payments of interest and principal owed to the Trust, and such defaults could reduce the Trust’s net asset value and income distributions.  An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans.  Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Trust may not be able to sell them quickly at a desirable price.  To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  Illiquid securities are also difficult to value.

Although the Senior Loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.  In the event of the bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan.  If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Trust will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans.  To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower.  Such Senior Loans involve a greater risk of loss.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Trust.  Such court action could under certain circumstances include invalidation of Senior Loans.

The Trust may purchase Senior Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Trust may also purchase, without limitation, participations in Senior Loans.  The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.  A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower.  In purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Trust will be exposed to the credit risk of both the borrower and the institution selling the participation.

Liquidity Risk

The Fund may invest in illiquid securities, which are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Fund would value the securities. Illiquid securities may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Sub-Adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and certain commercial paper) may be treated as liquid for these purposes. Inverse floating rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities.

Recent Market Developments

Global and domestic financial markets have experienced periods of unprecedented turmoil.  Instability in the credit markets has made it more difficult for a number of issuers to obtain financings or refinancings for their investment or lending activities or operations.  There is a risk that such issuers will be unable to successfully complete such financings or refinancings.  In particular, because of the conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.  There is also a risk that developments in sectors of the credit markets in which the Trust does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Trust does invest, including securities owned by the Trust.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  Such market conditions may increase the volatility of the value of securities owned by the Trust, may make it more difficult for the Trust to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Trust to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to the holders of Common Shares.  These developments adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Trust to make payments of principal and interest when due, lead to lower credit ratings and increased defaults.  Such developments could, in turn, reduce the value of securities owned by the Trust and adversely affect the net asset value of the Trust’s Common Shares.  In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Trust’s portfolio.

Governmental cost burdens may be reallocated among federal, state and local governments. Also, as a result of the downturn, many state and local governments have experienced significant reductions in revenues and consequently difficulties meeting ongoing expenses. As a result, certain of these state and local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. In addition to actions taken at the federal level, certain municipalities might seek protection under the bankruptcy laws, thereby affecting the repayment of their outstanding debt.

The third and fourth quarters of 2009 witnessed more stabilized economic activity as expectations for an economic recovery increased.  However, risks to a robust resumption of growth persist.  A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Trust’s portfolio.  Financial market conditions, as well as various social, political, and psychological tensions in the United States and around the world, have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide.  The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets in the Trust’s portfolio.  The Investment Advisor and the Sub-Adviser intend to monitor developments and seek to manage the Trust’s portfolio in a manner consistent with achieving the Trust’s investment objective, but there can be no assurance that it will be successful in doing so.

Legislation Risk

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Trust or the issuers of such assets.  Changing approaches to regulation may have a negative impact on the Trust entities in which the Trust invests.  Legislation or regulation may also change the way in which the Trust itself is regulated.  There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objective.

Strategic Transactions Risk

The Trust may engage in various Strategic Transactions, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures, for hedging and risk management purposes and to enhance total return.  The use of Strategic Transactions to enhance total return may be particularly speculative.  Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments.  Furthermore, the Trust’s ability to successfully use Strategic Transactions depends on the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured.  The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell.  Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

Synthetic Investments Risk

As an alternative to holding investments directly, the Trust may also obtain investment exposure to credit securities through the use of derivative instruments (including swaps, options, forwards, notional principal contracts or customized derivative or financial instruments) to replicate, modify or replace the economic attributes associated with an investment in securities in which the Trust may invest.  The Trust may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Trust’s investment strategies.  If the Trust enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time.  During such period, the Trust may not have the ability to increase or decrease its exposure.  In addition, customized derivative instruments will likely be highly illiquid, and it is possible that the Trust will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Trust’s performance in a material adverse manner.  Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events.  Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty.  If a termination were to occur, the Trust’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Counterparty Risk

The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding.  The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.

Securities Lending Risk

The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees.  Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis and the Trust may therefore lose the opportunity to sell the securities at a desirable price.  Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust’s performance.  Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Investment Funds Risk

Investments in Investment Funds present certain special considerations and risks not present in making direct investments in securities in which the Trust may invest.  Investments in Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust.  Such expenses and fees attributable to the Trust’s investments in Investment Funds are borne indirectly by Common Shareholders.  Accordingly, investment in such entities involves expense and fee layering.  To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk.  A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation.  Investments in Investment Funds frequently expose the Trust to an additional layer of financial leverage.

Market Discount Risk

Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities.  Although the value of the Trust’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares.  Because the market price of Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.  This risk may be greater for investors expecting to sell their Common Shares soon after the completion of the public offering, as the net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs.  Common Shares of the Trust are designed primarily for long-term investors; investors in Common Shares should not view the Trust as a vehicle for trading purposes.

Portfolio Turnover Risk

The Trust’s annual portfolio turnover rate may vary greatly from year to year.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust.  High portfolio turnover may result in an increased realization of net short-term capital gains by the Trust which, when distributed to Common Shareholders, will be taxable as ordinary income.  Additionally, in a declining market, portfolio turnover may create realized capital losses.  See “Taxation.”

Market Disruption and Geopolitical Risk

Instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide.  The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

Anti-Takeover Provisions Risk

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and the Trust’s Bylaws (collectively, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to an open-end fund.  These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.  See “Anti-Takeover and Other Provisions in the Trust’s Governing Documents.”

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board of Trustees is broadly responsible for the management of the Trust, including general supervision of the duties performed by the Sub-Adviser.  The names and business addresses of the Trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under “Management of the Trust” in the SAI.

The Adviser and The Sub-Adviser

Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., an indirect subsidiary of Guggenheim Partners, LLC (“Guggenheim”) acts as the Trust’s investment adviser pursuant to an advisory agreement between the Trust and the Adviser (the “Advisory Agreement”).  The Manger acts as investment adviser to a number of closed-end and open-end investment companies.  As of [       ], Claymore Group entities have provided supervision, management, servicing or distribution on approximately $[ ] billion in assets through closed-end funds, unit investment trusts, mutual funds, separately managed account and exchange-traded funds.  The Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

Guggenheim Partners Asset Management, LLC, an affiliate of Guggenheim, acts as the Trust’s investment sub-adviser pursuant to an investment sub-advisory agreement among the Trust, the Adviser and the Adviser (the “Sub-Advisory Agreement”).  The Sub-Adviser is a Delaware limited liability company, with its principal offices located at 100 Wilshire Boulevard, Santa Monica, California 90401.

Guggenheim is a diversified financial services firm with wealth management, capital markets, proprietary investing and investment management services to an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim with the supervision of more than $[  ] billion of assets.

The Advisory Agreement

Pursuant to the Advisory Agreement, the Adviser is responsible for the management of the Trust; furnishes offices, necessary facilities and equipment on behalf of the Trust; oversees the activities of the Trust’s Sub-Adviser; provides personnel, including certain officers required for the Trust’s administrative management; and pays the compensation of all officers and Trustees of the Trust who are its affiliates.

As compensation for its services, the Trust pays the Adviser a fee, payable monthly, in an annual amount equal to [  ]% of the Trust’s average daily Managed Assets (from which the Adviser pays the Sub-Adviser’s fee as described under “—The Sub-Advisory Agreement” below).  “Managed Assets” means the total assets of the Trust, including the assets attributable to the proceeds of any Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage.  Managed Assets shall include assets attributable to Financial Leverage of any form, including Indebtedness, inverse floating rate securities, Preferred Shares and/or reverse repurchase agreements, dollar rolls and similar transactions.

The Advisory Agreement was approved by the Board of Trustees on [       ], 2010.  A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees will be available in the Trust’s initial annual report to shareholders, for the period ending [           ].

In addition to the fees of the Adviser, the Trust pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Adviser or the Sub-Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Trust’s independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Sub-Advisory Agreement

Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, under the supervision of the Board of Trustees, is responsible for the management of the Trust’s portfolio of investments and provides certain facilities and personnel related to such management.  As compensation for the Sub-Adviser’s services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to [  ]% of the Trust’s average daily Managed Assets.

The Sub-Advisory Agreement was approved by the Board of Trustees on [       ], 2010.  A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of Trustees will be available in the Trust’s initial annual report to shareholders, for the period ending [           ].

Conflicts of Interest

During the time in which the Trust is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Trust did not utilize Financial Leverage because the fees paid will be calculated based on the Trust’s Managed Assets, including proceeds of Financial Leverage.  This may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders.  Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.  In order to manage this conflict of interest, any use of Financial Leverage must be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Trust’s use of Financial Leverage and the effect of Financial Leverage on the management of the Trust’s portfolio and the performance of the Trust.

Portfolio Management

The Sub-Adviser’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as Guggenheim’s Dynamic Financial Analysis Model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuer or with investment banks and dealers involved in the origination of such securities.  The Sub-Adviser’s Portfolio Construction Group is led by B. Scott Minerd and Robert N. Daviduk.  The Sub-Adviser’s personnel with the most significant responsibility for the day-to-day management of the Trust’s portfolio are:

B.  Scott Minerd, Chief Investment Officer and Chief Executive Officer.  Since 2001, Mr. Minerd has served as Chief Investment Officer of the Sub-Adviser, guiding the investment strategies of the sector portfolio managers. He was formerly a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group (1994-1996). In this position, he was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest-rate swaps trading business units. Previously, Mr. Minerd was Morgan Stanley’s London-based European Capital Markets Products Trading and Risk Manager responsible for Eurobonds, Euro-MTNs, domestic European Bonds, FRNs, derivative securities and money market products in 12 European currencies and Asian markets (1988-1994). Mr. Minerd has also held capital markets positions with Merrill Lynch (1983-1988) and Continental Bank (1982-1983) and was a Certified Public Accountant working for Price Waterhouse (1980-1982). Mr. Minerd holds a BS degree in Economics from the Wharton School, University of Pennsylvania and has completed graduate work at both the University of Chicago Graduate School of Business and the Wharton School, University of Pennsylvania.

Robert N.  Daviduk, CFA, Managing Director, Portfolio Construction Group. Bob Daviduk is a Managing Director and Senior Portfolio Manager in the fixed-income group at Guggenheim and has over 25 years of portfolio management experience. He is a member of the Portfolio Construction Group and is the lead portfolio manager for several client portfolios. Prior to joining Guggenheim in 2006, Mr. Daviduk was a Partner and COO at Global Fixed-Income Partners, LLC (2005-2006), a money manager and hedge fund. At Wells Capital Management (2002-2005), Mr. Daviduk was a Managing Director and headed several investment teams responsible for the management of $25 billion of fixed income assets across a full range of durations, asset classes and credit qualities. Before that, Mr. Daviduk was a Senior Vice President at Banc of America Capital Management (1997-2002), where he headed the firm’s structured product investments effort and earlier in his tenure he served as a portfolio generalist responsible for managing numerous portfolios with significant allocations to corporate and cross-over credits. Mr. Daviduk managed municipal, high-yield, investment-grade and non-dollar securities at Brown Brothers Harriman & Co. (1985-1990). Mr. Daviduk earned his MBA in Finance and International Business from New York University in 1992, where he graduated first in his class, and earned his BS in Business Administration and Accounting from Bucknell University in 1984.

[other portfolio manager bios to come by amendment]

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Trust.

 NET ASSET VALUE

The net asset value of the Common Shares is calculated by subtracting the Trust’s total liabilities (including from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Trust holds plus cash and other assets).  The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent.  The Trust calculates its net asset value as of the close of regular trading on the NYSE on each day on which there is a regular trading session on the NYSE.  Information that becomes known to the Trust or its agent after the Trust’s net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Trust’s previously determined net asset value.

The Trust values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded primarily on the Nasdaq Stock Market are normally valued by the Trust at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day.  The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer.  Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.  The Trust values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.  The Trust values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded.

The Trust’s securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Trust may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the NYSE.

The Trust values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value.  The Trust periodically verifies valuations provided by the pricing services.  Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

Any swap transaction that the Trust enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value.  Any cap transaction that the Trust enters into may, depending on the applicable interest rate environment, have no value or a positive value.  In addition, accrued payments to the Trust under such transactions will be assets of the Trust and accrued payments by the Trust will be liabilities of the Trust.

The Trust values securities for which market quotations are not readily available, including restricted securities, by valuation guidelines that the Trustees of the Trust believe accurately reflects fair value.  Fair value represents a good faith approximation of the value of an asset at the time such approximation is made.

Year-end calculations of net capital gain are audited by the Trust’s independent registered accounting firm and may be revised as a result of such audit.  Revisions to year-end calculation of net capital gain may also result from adjustments in valuations provided by Investment Funds.

DISTRIBUTIONS

The Trust intends to pay substantially all of its net investment income, if any, to Common Shareholders through monthly distributions.  In addition, the Trust intends to distribute any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually.  The Trust expects that dividends paid on the Common Shares will consist primarily of (i) investment company taxable income taxed as ordinary income, which includes, among other things, ordinary income, short-term capital gain (for example, premiums earned in connection with the Trust’s covered call option strategy) and income from certain hedging and interest rate transactions, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss).  The Trust cannot assure you as to what percentage of the dividends paid on the Common Shares will consist of net capital gain, which is taxed at reduced rates for individuals.  The Trust does not expect that a significant portion of its distributions will consist of qualified dividend income.

Pursuant to the requirements of the 1940 Act, in the event the Trust makes distributions from sources other than income, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made.  Such notices will describe the portion, if any, of the monthly dividend which, in the Trust’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital.  The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Trust at the close of its fiscal year, based on the Trust’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

Initial distributions to Common Shareholders are expected to be declared approximately 60 to 90 days after completion of the Common Share offering, and paid approximately 90 to 120 days after the completion of the Common Share offering, depending upon market conditions.  The Trust expects that over time it will distribute all of its investment company taxable income.  The investment company income of the Trust will consist of all dividend and interest income accrued on portfolio assets, short-term capital gain (for example, premiums earned in connection with the Trust’s covered call option strategy)

and income from certain hedging and interest rate transactions, less all expenses of the Trust.  Expenses of the Trust will be accrued each day.

To permit the Trust to maintain more stable monthly distributions, the Trust may initially distribute less than the entire amount of the net investment income earned in a particular period.  The undistributed net investment income may be available to supplement future distributions.  As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of net investment income actually earned by the Trust during the period, and the Trust may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action.  Undistributed net investment income is included in the Common Shares’ net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value.

If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Trust’s Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Trust will be automatically reinvested in additional Common Shares of the Trust pursuant to the Plan.  If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.  Consult your financial adviser for more information.  See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Under the Trust’s Dividend Reinvestment Plan, a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by The Bank of New York Mellon, which is agent under the Plan, unless the shareholder elects to receive cash.  Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash.  Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment.  All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by The Bank of New York Mellon as dividend disbursing agent.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Trust, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares.  The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day.  If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Trust to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value.  If the Trust should declare a distribution or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts.  There is no charge from the Trust for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records.  Common Shares in the account of each Plan participant will be held by the Plan agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of an income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable.  Accordingly, the Trust reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution.  The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan.  All correspondence concerning the Plan should be directed to BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, phone number: (866) 488-3559.

DESCRIPTION OF CAPITAL STRUCTURE

The Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of June 30, 2010.  The following is a brief description of the terms of the Common Shares, Borrowings and Preferred Shares which may be issued by the Trust.  This description does not purport to be complete and is qualified by reference to the Trust’s Governing Documents.

Common Shares

Pursuant to the Declaration of Trust, dated as of June 30, 2010, the Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share.  Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.  All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Any additional offerings of Common Shares will require approval by the Board of Trustees.  Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Trust’s outstanding voting securities.

The Trust’s Common Shares are expected to be listed on the NYSE, subject to notice of issuance, under the symbol “[ ].”

The Trust’s net asset value per Common Share generally increases and decreases based on the market value of the Trust’s securities.  Net asset value per Common Share will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Trust.  See “Use of Proceeds.”

The Trust will not issue certificates for Common Shares.

Borrowings

The Trust’s Declaration of Trust provides that the Board of Trustees may authorize the borrowing of money by the Trust, without the approval of the holders of the Common Shares.  The Trust may issue notes or other evidences of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Trust’s assets as security.  In connection with such borrowings, the Trust may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit.  Any such requirements will increase the cost of borrowing over the stated interest rate.  Any such borrowings would be subject to the limits imposed by the 1940 Act, which generally limits such borrowings to 33 1/3% of the value of the Trust’s total assets less liabilities and indebtedness of the Trust.  The Fund may also borrow for temporary purposes in excess of such limit in an amount not to exceed 5% of the Trust’s total assets. In addition, agreements related to such borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act.  Any borrowing by the Trust, other than for temporary purposes, would constitute financial leverage and would entail special risks to the Common Shareholders.

Preferred Shares

The Trust’s Governing Documents provide that the Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares.  Holders of Common Shares have no preemptive right to purchase any preferred shares that might be issued.  Any such Preferred Share offering would be subject to the limits imposed by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Trust’s total assets less liabilities and indebtedness of the Trust.  Any Preferred Shares issued by the Trust would have special voting rights and a liquidation preference over the Common Shares.  If the Trust issues and has Preferred Shares outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met.  Issuance of Preferred Shares would constitute financial leverage and would entail special risks to the common shareholders.  The Trust has no present intention to issue Preferred Shares.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
TRUST’S GOVERNING DOCUMENTS

The Trust presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Trust, (ii) the Trust’s freedom to engage in certain transactions or (iii) the ability of the Trust’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Trust’s management.  These provisions of the Governing Documents of the Trust may be regarded as “anti-takeover” provisions.  The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders.  At each annual meeting, one class of Trustees is elected to a three-year term.  This provision could delay for up to two years the replacement of a majority of the Board of Trustees.  A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, the Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust shall be required.  For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;
•	the issuance of any securities of the Trust to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);
•
the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•
the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To liquidate the Trust, the Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust shall be required.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the 1940 Act or the Declaration of Trust with respect to any class or series of shares.  If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally.  Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.  See “Additional Information.”

CONTINGENT TERM

Pursuant to the Declaration of Trust, the Trust has no limitation on its term of existence. To accommodate the possibility that the BABs program will not be extended, if, for any twenty-four month period ending on or prior to [December 31, 2014], there are no new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, as a fundamental policy, the Trust will terminate on or around [June 30, 2020]. Such issuances may cease if the current legislation authorizing the U.S. government subsidy for the issuances is not extended beyond December 31, 2010, and no similar legislation is enacted. If the Trust terminates, the Trust will distribute all of its net assets to shareholders of record as of the date of termination. The Trust’s investment objective and policies are not designed to seek to return on the termination date the initial offering price of the common shares in the offering.  Investors who purchase common shares may receive more or less than their original investment upon termination.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder.  By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares.  Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies.  In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium.  The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund.  The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value.  The Board of Trustees has reviewed the structure of the Trust in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders.  Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Trust to an open-end investment company.

REPURCHASE OF COMMON SHARES

The Board of Trustees will review periodically the trading range and activity of the Trust’s shares with respect to its net asset value and the Board of Trustees may take certain actions to seek to reduce or eliminate any such discount.  Such actions may include open market repurchases or tender offers for the Common Shares at net asset value.  There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

TAX MATTERS

The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No ruling has been or will be sought from the IRS regarding any matter discussed herein.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders owning large positions in the Trust). The discussion set forth herein does not constitute tax advice. Shareholders are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Trust.

The Trust intends to elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company, the Trust must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Trust will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net recognized capital gains. The Trust intends to distribute at least annually substantially all of such income.

The Trust primarily invests in taxable municipal securities whose income is subject to U.S. federal income tax.  Thus, distributions paid to you by the Trust from its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) are generally taxable to you as ordinary income to the extent of the Trust’s current and accumulated earnings and profits. The Trust does not expect that a significant portion of its ordinary income dividends will be treated as “qualified dividend income,” which is currently eligible for taxation at the rates applicable to long-term capital gains in the case of individual shareholders, or that a corporate shareholder will be able to claim a dividends received reduction with respect to Trust distributions.

Distributions made to you from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”), including capital gain dividends credited to you but retained by the Trust, are taxable to you as long-term capital gain if they have been properly designated by the Trust, regardless of the length of time you have owned Trust shares. For individuals, long-term capital gain is generally taxed at a reduced maximum rate.

If, for any calendar year, the Trust’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly. Such distributions exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares. When you sell your shares in the Trust, the amount, if any, by which your sales price exceeds your basis in the shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares. Generally, on or before January 31st of each year, the Trust will provide you with a written notice designating the amount of ordinary dividend income, capital gain dividends and other distributions (if relevant).

The sale or other disposition of shares of the Trust will generally result in capital gain or loss to you (provided that the shares were held as a capital asset), which will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. Any loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain will currently be taxed at the U.S. federal income tax rates applicable to ordinary income, while long-term capital gain generally will be taxed at a reduced maximum U.S. federal income tax rate.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Trust issues preferred shares, then the Trust intends each year to allocate its ordinary income, net capital gain and other relevant items (if any) between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

Dividends and other taxable distributions are taxable to shareholders whether paid in cash or reinvested in Trust shares. If the Trust pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.

The Trust is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends and certain other payments paid to non-corporate holders of the Trust’s shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.  In addition, the Trust may be required to withhold on distributions to non-U.S. shareholders.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative, judicial, or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Trust and its shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

UNDERWRITING

[        ],[          ] and [        ] are acting as the representatives of the underwriters named below.  Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Trust has agreed to sell to that underwriter, the number of Common Shares set forth opposite the underwriter’s name.

Underwriters	Number of Shares
[ ]

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions.  The underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

The underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $     per share.  The sales load the Trust will pay of $0.90 per share is equal to 4.5% of the initial offering price.  The underwriters may allow, and dealers may reallow, a concession not to exceed $      per share on sales to other dealers.  If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before            , 2010.  The representatives have advised the Trust that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.  The representatives have advised the Trust that the underwriters do not intend to confirm sales to discretionary accounts.

The Trust has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to                additional Common Shares at the public offering price less the sales load.  The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering.  To the extent such option is exercised, each underwriter must purchase a number of additional Common Shares approximately proportionate to that underwriter’s initial purchase commitment.

The Trust, the Adviser and the Sub-Adviser have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of [      ], on behalf of the underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided, however, that the Trust may issue and sell Common Shares pursuant to the Trust’s Dividend Reinvestment Plan.  [     ], in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

Prior to the offering, there has been no public market for the Common Shares.  Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Trust, the Adviser and the representatives.  There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the Common Shares will develop and continue after this offering.  The Common Shares are expected to be listed on the New York Stock Exchange under the symbol “[  ],” subject to official notice of issuance.  The underwriters have undertaken to sell Common Shares to a minimum of 400 beneficial owners in lots of 100 or more Common Shares to meet the NYSE distribution requirements for trading.

The following table shows the sales load that the Trust will pay to the underwriters in connection with this offering.  These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Common Shares.

Paid by Trust
	No Exercise	Full Exercise
Per share	$[ ]	$[ ]
Total	$	$

The Trust, the Adviser and the Sub-Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE.  No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter.  No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any underwriter.  This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, [           ], on behalf of itself and the other underwriters, may purchase and sell Common Shares in the open market.  These transactions may include short sales, syndicate covering transactions and stabilizing transactions.  Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the underwriters in the offering, which creates a syndicate short position.  “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the underwriters’ over-allotment option.  In determining the source of Common Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.  Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option.  The underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option.  The underwriters must close out any naked short position by purchasing Common Shares in the open market.  A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering.  Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid.  Penalty bids permit the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares.  They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions.  The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise.  If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters.  Other than the prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus.  The representatives may agree to allocate a number of Common Shares to underwriters for sale to their online brokerage account holders.  The representatives will allocate Common Shares to underwriters that may make Internet distributions on the same basis as other allocations.  In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

Prior to the public offering of the Common Shares, [    ] (“[   ]”), an affiliate of the Adviser and the Sub-Adviser, purchased Common Shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.  As of the date of this prospectus, [       ] owned 100% of the Trust’s outstanding Common Shares.  [    ] may be deemed to control the Trust until such time as it owns less than 25% of the Trust’s outstanding Common Shares, which is expected to occur as of the completion of the offering of the Common Shares.

The Trust anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Trust’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform services for the Advisor and its affiliates in the ordinary course of business.

The principal business address of [              ] is [             ].  The principal business address of [        ] is [            ].  The principal business address of [                  ]  is [             ].

Additional Compensation to Underwriters

The Adviser (and not the Trust) has agreed to pay from its own assets to [       ] a structuring fee for advice relating to the structure, design and organization of the Trust as well as services related to the sale and distribution of the Trust’s Common Shares in the amount of $      .  The structuring fee paid to [    ] will not exceed     % of the total public offering price of the Common Shares sold in this offering.

The Adviser (and not the Trust) has agreed to pay from its own assets additional compensation to [         ].  [           ] will receive a fee in an amount equal to [  ]% of the total price to the public of the Common Shares sold by [   ], which fee will not exceed    % of the total public offering price of the Common Shares sold in this offering.

The Adviser may pay certain qualifying underwriters a structuring fee, additional compensation or a sales incentive fee in connection with the offering.

[    ], an affiliate of the Adviser and the Sub-Adviser, will provide distribution assistance during the sale of the Common Shares of the Trust, including preparation and review of the Trust’s marketing material and assistance in presentations to other underwriters and selected dealers.  [          ] may pay compensation to its employees who assist in marketing securities.  In connection with this distribution assistance, to the extent the offering expenses payable by the Trust are less than $[  ] per Common Share, the Trust will pay up to [ ]% of the amount of the total price to the public of the Common Shares sold in this offering, up to such expense limit, to [ ] as payment for its distribution assistance.  Accordingly, the amount payable by the Trust to [  ] for its distribution assistance will not exceed [ ]% of the total price to

the public of the Common Shares sold in this offering.  [     ] is a registered broker-dealer and a member of the Financial Industry Regulatory Authority and is a party to the underwriting agreement.

The total amount of the underwriter compensation payments described above, including structuring fees, additional compensation, sales incentive fees and compensation to [    ] for distribution assistance, will not exceed [ ]% of the total public offering price of the Common Shares offered hereby.  The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments to the underwriters and other expenses, will be limited to not more than [       ]% of the total public offering price of the Common Shares sold in this offering.

CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
AND DIVIDEND-DISBURSING AGENT

The Bank of New York Mellon serves as the custodian of the Trust’s assets pursuant to a custody agreement.  Under the custody agreement, the custodian holds the Trust’s assets in compliance with the 1940 Act.  For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Trust, plus certain charges for securities transactions.  The Bank of New York Mellon serves as the Trust’s dividend disbursing agent, Plan Agent under the Trust’s Dividend Reinvestment Plan, transfer agent and registrar for the Common Shares of the Trust.  The Bank of New York Mellon is located at 101 Barclay Street, New York, New York 10286.

Claymore Advisors, LLC serves as administrator to the Trust.  Pursuant to an administration agreement, Claymore Advisors, LLC is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Trust, (2) coordinating with and monitoring any other third parties furnishing services to the Trust, (3) supervising the maintenance by third parties of such books and records of the Trust as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Trust required by applicable law, (5) preparing and, after approval by the Trust, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Trust as required by applicable law, (6) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Trust’s expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Trust as may be necessary in the opinion of the administrator to perform its duties under the Administration Agreement.  For the services, the Trust pays Claymore Advisors, LLC, as administrator, a fee, accrued daily and paid monthly, at the annualized rate of [ ]% of the average daily Managed Assets of the Trust, reduced on assets over $[ ] million.

LEGAL MATTERS

Certain legal matters will be passed on for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, and for the underwriters by [           ] in connection with the offering of the Common Shares.  [        ] may rely in matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[         ],[          ], is the independent registered public accounting firm of the Trust and is expected to render an opinion annually on the financial statements of the Trust.

ADDITIONAL INFORMATION

This prospectus constitutes part of a Registration Statement filed by the Trust with the SEC under the Securities Act, and the 1940 Act.  This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Trust and the Common Shares offered hereby.  Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC.  Each such statement is qualified in its entirety by such reference.  The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information.  The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust.  The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Adviser, the Sub-Adviser and their delegates and affiliates with a legitimate business need for the information.  The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

Page
The Trust	S-
Investment Objective and Policies	S-
Investment Restrictions	S-
Management of the Trust	S-
Portfolio Transactions	S-
Portfolio Turnover	S-
Tax Matters	S-
General Information	S-
Report of Independent Registered Public Accounting Firm	FS-1
Financial Statements for the Trust	FS-2
Appendix A: Ratings of Investments	A-1
Appendix B: Proxy Voting Policies and Procedures	B-1

Until                 , 2010 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus.  This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                  Shares

Guggenheim Build America Bonds Managed Duration Trust

Common Shares
$[ ] per Share

PROSPECTUS

                   , 2010

Subject to Completion, dated July 9, 2010

The information in this statement of additional information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This statement of additional infomration is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Guggenheim Build America Bonds Managed Duration Trust
__________________________
Statement of Additional Information

Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) is a newly organized, diversified, closed-end management investment company.  The Trust’s investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust cannot ensure investors that it will achieve its investment objective.  The Trust seeks to achieve its investment objective by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”).

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Trust dated                   , 2010.  Investors should obtain and read the prospectus prior to purchasing common shares.  A copy of the prospectus may be obtained, without charge, by calling the Trust at [        ].

The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the “SEC”).  The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge.  Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

TABLE OF CONTENTS

Page
The Trust	S-
Investment Objective and Policies	S-
Investment Restrictions	S-
Management of the Trust	S-
Portfolio Transactions	S-
Portfolio Turnover	S-
Tax Matters	S-
General Information	S-
Report of Independent Registered Public Accounting Firm	FS-1
Financial Statements for the Trust	FS-2
Appendix A: Ratings of Investments	A-1
Appendix B: Proxy Voting Policies and Procedures	B-1

This Statement of Additional Information is dated                  , 2010.

THE TRUST

The Trust is a newly organized, diversified, closed-end management investment company organized under the laws of the State of Delaware.  The Trust’s common shares of beneficial interest, par value $0.01 (the “Common Shares”), are expected to be listed on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the symbol “[  ].”

INVESTMENT OBJECTIVE AND POLICIES

Additional Investment Policies and Portfolio Contents

The following information supplements the discussion of the Trust’s investment objective, policies and techniques that are described in the prospectus.  The Trust may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not.  The principal risks of the Trust’s principal investment strategies are discussed in the prospectus.  The Trust may not buy all of the types of securities or use all of the investment techniques that are described.

Auction Rate Securities.  Municipal securities also include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, “auction rate securities”). In certain recent market environments, auction failures have been widespread, which may adversely affect the liquidity and price of auction rate securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. The Trust’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act. The Trust will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Trust.

U.S. Government Securities.  The Trust may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities including: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government, and some of which are backed only by the credit of the issuer itself.

Mortgage-Related Securities.  Mortgage-related securities include structured debt obligations collateralized by pools of commercial or residential mortgages.  Pools of mortgage loans and mortgage-related loans such as mezzanine loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  Mortgage-related securities include complex instruments such as collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits (“REMICs”), real estate investment trusts (“REITs”), including debt and preferred stock issued by REITs, as well as other real estate-related securities.  The mortgage-related securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.  The Trust may invest in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”), including residual interests, issued by governmental entities and private issuers, including subordinated mortgage-related securities.  The Trust may invest in sub-prime mortgages or mortgage-related securities that are backed by sub-prime mortgages.  Certain mortgage-related securities that the Trust may invest in are described below.

Residential Mortgage-Backed Securities.  RMBS are securities the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one- to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used).  Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity.  The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower.  A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans.

Commercial Mortgage-Backed Securities.  CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties.  CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans.  This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans.  Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization. The Trust may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers.  Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages.  The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities.  On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool.  Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior mortgage-related securities.

Government Agency Securities.  Mortgage-related securities issued by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-Related Securities.  Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States.  FNMA is a privately owned government-sponsored organization.  Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.  Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended.  Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.  On September 7, 2008, the Federal Housing Finance Agency (FHFA), a new independent regulatory agency, placed FNMA and FHLMC into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. In addition, a July 2009 congressional report issued by the Committee on Oversight and Government Reform noted that the FNMA and FHLMC’s role in the financial crisis “was significant and has received too little attention.”

Private Entity Securities.  These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers.  Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss.  No insurance or guarantee covers the Trust or the price of the Trust’s shares.  Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Collateralized Mortgage Obligations.  A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans.  CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date.  Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.  The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways.  One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index).  These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon.  The Trust also may invest in inverse floating rate CMOs.  Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR.  Accordingly, the coupon rate thereon will increase as interest rates decrease.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.  Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes.  The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor.  Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.  The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin.  The Trust’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities.  It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments.  Mortgage securities may be partially stripped so that each investor class receives some interest and some principal.  When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (“IO”), and all of the principal is distributed to holders of another type of security known as a principal-only security (“PO”).  Strips can be created in a pass-through structure or as tranches of a CMO.  The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may not fully recoup its initial investment in IOs.  Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Sub-Prime Mortgages.  Sub-prime mortgages are mortgages rated below “A” by S&P, Moody’s or Fitch.  Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection.  Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Trust.  Sub-prime mortgages have certain characteristics and associated risks similar to below investment grade securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to mortgage-backed securities, including prepayment risk.

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals.  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in the value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

Mortgage-backed securities represent an interest in a pool of mortgages.  When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected.  Prepayments may also occur on a scheduled basis or due to foreclosure.  When market interest rates increase, the market values of mortgage-backed securities decline.  At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities.  As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of debt securities.  In addition, due to increased instability in the credit markets, the market for some mortgage-backed securities has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.  The Trust may invest in sub-prime mortgages or mortgage-backed securities that are backed by sub-prime mortgages.

Moreover, the relationship between prepayments and interest rates may give some high-yielding mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities.  In addition, in periods of falling interest rates, the rate of prepayments tends to increase.  During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid.  Because of these and other reasons, mortgage-related and asset-backed security’s total return and maturity may be difficult to predict precisely.  To the extent that the Trust purchases mortgage-related and asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Trust’s principal investment to the extent of premium paid.

The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-related securities.  CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal.  In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending.  Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans.  In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.  Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.  Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.  Additional risks may be presented by the type and use of a particular commercial property.  Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types.  Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan.  The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer.  There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued.  The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower.  If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses.  The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan.  The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage-related securities.  Delinquencies and losses on residential mortgage loans (especially sub-prime and second-line mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy.  Largely due to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.  It is possible that such limited liquidity in such secondary markets could continue or worsen.  If the economy of the United States deteriorates further, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any mortgage-backed securities owned by the Trust.

The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment in July 2008 of the Housing and Economic Recovery Act of 2008, a wide-ranging housing rescue bill that offers up to $300 billion in assistance to troubled homeowners and emergency assistance to Freddie Mac and Fannie Mae, companies that operate under federal charter and play a vital role in providing financing for the housing markets.  The above-mentioned housing bill could potentially have a material adverse effect on the Trust’s investment as the bill, among other things, (1) allows approximately 400,000 homeowners to refinance into affordable, government-backed loans through a program run by the Federal Housing Authority (“FHA”), a division of the U.S. Housing and Urban Development (“HUD”) and (2) provides approximately $180 million for “pre-foreclosure” housing counseling and legal services for distressed borrowers.  In addition, the mortgage crisis has led public advocacy groups to demand, and governmental officials to propose and consider, a variety of other “bailout” and “rescue” plans that could potentially have a material adverse effect on the Trust’s investments.  Certain borrowers may also seek relief through the “FHA Secure” refinancing option that gives homeowners with non-FHA adjustable rate mortgages, current or delinquent and regardless of reset status, the ability to refinance into a FHA-insured mortgage. The Helping Families Save Their Homes Act of 2009, which was enacted on May 20, 2009, provides a safe harbor for servicers entering into “qualified loss mitigation plans” with respect to residential mortgages originated before the act was enacted. By protecting servicers from certain liabilities, this safe harbor may encourage loan modifications and reduce the likelihood that investors in securitizations will be paid on a timely basis or will be paid in full. In addition to the above, a variety of other plans and proposals from federal and state regulatory agencies have been presented.  Law, legislation or other government regulation, promulgated in furtherance of a “bailout” or “rescue” plan to address the crisis and distress in the residential mortgage loan sector, may result in a reduction of available transactional opportunities for the Trust, or an increase in the cost associated with such transactions.  Any such law, legislation or regulation may adversely affect the market value of non-agency RMBS.

A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now subject to federal insolvency proceedings.  Such difficulties may affect the performance of non-agency RMBS and CMBS backed by mortgage loans.  There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

Second Lien Loans.  Second lien floating-rate and fixed-rate loans or debt (“Second-Lien Loans”) have many of the same characteristics as Senior Loans, except that Second Lien Loans are second in lien property rather than first.  Second Lien Loans typically have adjustable floating rate interest payments.  In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan.  It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Trust.

Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans.  Because Second Lien Loans are subordinated and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.  This risk is generally higher for subordinated loans or debt which are not backed by a security interest in any specific collateral.  Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans.  Second Lien Loans share the same risks as other below investment grade securities.

Other Secured Loans.  Other subordinated secured floating-rate and fixed-rate loans or debt (“Other Secured Loans”) are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes.  Other Secured Loans may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower.  Other Secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans.  Secured Loans may become subordinated in right of payment to more senior obligations of the Borrower issued in the future.  Other Secured Loans may have fixed or adjustable floating rate interest payments.  Because Other Secured Loans may rank lower as to right of payment than Senior Loans and Second Lien Loans of the Borrower, they may present a greater degree of investment risk than Senior Loans and Second Lien Loans but often pay interest at higher rates reflecting this additional risk.  Such investments generally are of below investment grade quality.  Other than their more subordinated status, such investments have many characteristics and risks similar to Senior Loans and Second Lien Loans discussed above.  The Trust may purchase interests in Other Secured Loans through assignments or participations.

Other Secured Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and below investment grade securities.  However, such loans may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower.  Other Secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.  There is also a possibility that originators will not be able to sell participations in Other Secured Loans, which would create greater credit risk exposure.

Unsecured Loans.  Unsecured floating-rate and fixed-rate loans or debt (“Unsecured Loans”) are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes.  Unsecured Loans generally have lower priority in right of payment compared to holders of secured debt of the Borrower.  Unsecured Loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the loan.  Unsecured Loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including Senior Loans, Second Lien Loans and Other Secured Loans.  Unsecured Loans may have fixed or adjustable floating rate interest payments.  Because Unsecured Loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.  Such investments generally are of below investment grade quality.  Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to Senior Loans, Second Lien Loans and Other Secured Loans discussed above.  The Trust may purchase interests in Unsecured Loans through assignments or participations.

Unsecured Loans are subject to the same risks associated with investment in Senior Loans, Second Lien Loans, Other Secured Loans and below investment grade securities.  However, because Unsecured Loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower.  Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and Other Secured Loans and may be less liquid.  There is also a possibility that originators will not be able to sell participations in Unsecured Loans, which would create greater credit risk exposure.

Mezzanine Investments.  The Trust may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities.  Mezzanine Investments may be issued with or without registration rights.  Similar to other lower grade securities, maturities of Mezzanine Investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years.  Mezzanine Investments are usually unsecured and subordinated to other obligations of the issuer.

Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities.  However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower.  Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

Corporate Bonds.  Corporate bonds are debt obligations issued by corporations.  Corporate bonds may be either secured or unsecured.  Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes.  If a bond is unsecured, it is known as a debenture.  Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved.  Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons.  Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder.  Corporate bonds contain elements of both interest-rate risk and credit risk.  The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace.  Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

Collateralized Debt Obligations.  A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments.  Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”).  Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”).  Investors in CDOs bear the credit risk of the underlying collateral.  Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics.  Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk.  If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities.  The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

Collateralized Bond Obligations.  CBOs are structured securities backed by a diversified pool of high yield, public or private debt securities.  These may be fixed pools or may be “market value” (or managed) pools of collateral.  The pool of high yield securities is typically separated into tranches representing different degrees of credit quality.  The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate.  Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks.  The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate.  The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Collateralized Loan Obligations.  A CLO is a structured debt security, issued by a financing company (generally called a Special Purpose Vehicle or “SPV”), that was created to reapportion the risk and return characteristics of a pool of assets.  The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV.  The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO.  The SPV is a company founded solely for the purpose of securitizing payment claims. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets.  The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

Holders of structured finance products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.  The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized.  While certain structured finance products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance products generally pay their share of the structured product’s administrative and other expenses.  Although it is difficult to predict whether the prices of indices and securities underlying structured finance products will rise or fall, these prices (and, therefore, the prices of structured finance products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.  If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance products owned by the Trust.

Certain structured finance products may be thinly traded or have a limited trading market.  CBOs, CLOs and other CDOs are typically privately offered and sold, and thus are not registered under the securities laws.  As a result, investments in CBOs, CLOs and CDOs may be characterized by the Trust as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.  In addition to the general risks associated with debt securities discussed herein, CBOs, CLOs and CDOs carry additional risks, including (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CBOs, CLOs and CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks, including credit risk and market risk.  Where the Trust’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.  Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity.  Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Risk-Linked Securities.  Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages.  The Trust may invest in RLS in order to earn income, facilitate portfolio management and mitigate risks.  RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.  Insurance companies securitize this risk to transfer to the capital markets the truly catastrophic part of the risk exposure.  A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount.  RLS typically have relatively high yields compared with similarly rated fixed-income securities, and also have low correlation with the returns of traditional securities.  Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes).  Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies.  In general, life insurance industry securitizations could fall into a number of categories.  Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds).  Others, while also including the element of risk transfer, are driven by other considerations.  For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products.  Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.

Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes.  RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets.  A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount.  In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested.  In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses.  In return, the bond sponsors pay interest to investors for this catastrophe protection.  RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events.  Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess.  Catastrophe-related RLS have been in use since the 1990s, and the securitization and risk-transfer aspects of such RLS are beginning to be employed in other insurance and risk-related areas.  The RLS market is thus in the early stages of development.  No active trading market may exist for certain RLS, which may impair the ability of the Trust to realize full value in the event of the need to liquidate such assets.

Preferred Securities.  The Trust may invest in preferred securities.  There are two basic types of preferred securities.  The first, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation.  The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional Preferred Securities.  Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets.  This means that a company must pay dividends on preferred stock before paying any dividends on its common stock.  In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors.  Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable.  In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid.  However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid.  A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders.  Should an issuer of a non-cumulative preferred stock held by the Trust determine not to pay dividends on such stock, the amount of dividends the Trust pays may be adversely affected.  There is no assurance that dividends or distributions on the traditional preferred securities in which the Trust invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters.  Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance.  The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “dividends received deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities.  Thus, in declining interest rate environments in particular, the Trust’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities.  Trust preferred securities are a comparatively new asset class.  Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities.  The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor.  In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default.  Generally, the deferral period is five years or more.  Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.  Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature.  In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.  No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company.  At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity.  The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company.  Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the dividends received deduction.  The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt.  Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

There are special risks associated with investing in preferred securities, including:

Deferral.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.  If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights.  Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.  In the case of Trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.  For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in federal income tax or securities laws.  As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Trust.

New Types of Securities.  From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein.  The Trust reserves the right to invest in these securities if the Sub-Adviser believe that doing so would be consistent with the Trust’s investment objective and policies.  Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time.  In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Convertible Securities.  Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.  Convertible securities have general characteristics similar to both debt and equity securities.  A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt obligations.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.  A convertible security may be subject to redemption at the option of the issuer at a predetermined price.  If a convertible security held by the Trust is called for redemption, the Trust would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Trust’s ability to achieve its investment objectives.  The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not.  The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  As with all income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.  Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

Common Stocks.  The Trust may invest in common stocks that the Sub-Adviser believes offer attractive income potential.  Although common stocks have historically generated higher average total returns than debt securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to debt securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust.  Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure.  Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Private Securities.  Private securities have additional risk considerations than with investments in comparable public investments.  Whenever the Trust invests in issuers that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Sub-Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations.  Because there is often no readily available trading market for private securities, the Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell them if they were more widely traded.  Private securities are also more difficult to value.  Valuation may require more research, and elements of judgment may play a greater role in the valuation of private securities as compared to public securities because there is less reliable objective data available.  Private debt securities are of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.  Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Real Property Asset Companies.  The Trust may invest in securities issued by companies that own, produce, refine, process, transport and market “real property assets,” such as real estate and the natural resources upon or within real estate.  These real property asset companies include:

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Companies engaged in the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or that have assets primarily invested in such real estate), including real estate investment trusts (“REITs”); and

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Companies engaged in energy, natural resources and basic materials businesses and companies engaged in associated businesses.  These companies include those engaged in businesses such as oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers.

Personal Property Asset Companies.  The Trust may invest in securities issued by companies that own, produce, refine, process, transport and market “personal property assets.”.  Personal (as opposed to real) property assets include any tangible, movable chattel or asset.  The Trust will typically seek to invest in securities of such personal property asset companies with investment performance that is not highly correlated with traditional market indexes, such as special situation transportation assets (e.g., railcars, ships, airplanes and automobiles) and collectibles (e.g., antiques, wine and fine art).

Mortgage REITs.  Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon.  Mortgage REITs are generally not taxed on income timely distributed to shareholders, provided they comply with the applicable requirements of the Code.  The Trust will indirectly bear its proportionate share of any management and other expenses paid by mortgage REITs in which it invests.  Investing in mortgage REITs involves certain risks related to investing in real property mortgages.  Mortgage REITs are subject to interest rate risk and the risk of default on payment obligations by borrowers.  Mortgage REITs whose underlying assets are mortgages on real properties used by a particular industry or concentrated in a particular geographic region are subject to risks associated with such industry or region.  Real property mortgages may be relatively illiquid, limiting the ability of mortgage REITs to vary their portfolios promptly in response to changes in economic or other conditions.  Mortgage REITs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Distressed and Defaulted Securities.  The Trust may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default.  Such investments generally trade significantly below par and are considered speculative.  The repayment of defaulted obligations is subject to significant uncertainties.  Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments.  Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Investments in the securities of financially distressed issuers involve substantial risks.  These securities may present a substantial risk of default or may be in default at the time of investment.  The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.  In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer.  The Sub-Adviser’s judgment about the credit quality of the issuer and the relative value of its securities may prove to be wrong.

Securities Subject To Reorganization.  The Trust may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.  In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.  Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process.  Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Trust, thereby increasing its brokerage and other transaction expenses.  The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternative investments.

Rights Offerings and Warrants to Purchase.  The Trust may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Equity-Linked Notes.  Equity-linked notes are hybrid securities with characteristics of both fixed-income and equity securities.  An equity-linked note is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index.  Instead of paying a predetermined coupon, equity-linked notes link the interest payment to the performance of a particular equity market index or basket of stocks or commodities.  The interest payment is typically based on the percentage increase in an index from a predetermined level, but alternatively may be based on the decrease in the index.  The interest payment may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market.

Restricted and Illiquid Securities.  Although the Trust does not anticipate doing so to any significant extent, the Trust may invest in securities for which there is no readily available trading market or that are otherwise illiquid.  Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and securities eligible for resale pursuant to Rule 144A thereunder.  Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Sub-Adviser pursuant to procedures adopted by the Board of Trustees of the Trust (the “Board of Trustees”), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.  If the Trust invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly.  Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell.  Thus, the Trust may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.  The Trust may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities.  Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Short Sales

Although the Trust has no present intention of doing so, the Trust is authorized to make short sales of securities.  A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline.  To the extent the Trust engages in short sales, the Trust will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets.  Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Trust’s total assets or 5% of such issuer’s voting securities.  The Trust may also make short sales “against the box” without respect to such limitations.  In this type of short sale, at the time of the sale, the Trust owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.  If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a capital gain.  Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Trust, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian.  Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Derivative Instruments

Swaps.  Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments.  The Trust intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments.  The Trust may use swaps for risk management purposes and as a speculative investment.

The net amount of the excess, if any, of the Trust’s swap obligations over its entitlements will be maintained in a segregated account by the Trust’s custodian.  The Sub-Adviser requires counterparties to have a minimum credit rating of A from Moody’s (or a comparable rating from another Rating Agency) and monitors such rating on an on-going basis. If the other party to a swap contract defaults, the Trust’s risk of loss will consist of the net amount of payments that the Trust is contractually entitled to receive.  Under such circumstances, the Trust will have contractual remedies pursuant to the agreements related to the transaction.  Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

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Interest rate swaps.  Interest rate swaps involve the exchange by the Trust with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

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Total return swaps.  Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

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Currency swaps.  Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

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Credit default swaps.  When the Trust is the buyer of a credit default swap contract, the Trust is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, the Trust would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, the Trust would have spent the stream of payments and received no benefit from the contract.  When the Trust is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation.  As the seller, the Trust would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Trust would be subject to investment exposure on the notional amount of the swap.  The Trust may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

Futures and Options on Futures.  The Trust may purchase and sell various kinds of financial futures contracts and options thereon to obtain investment exposure and/or to seek to hedge against changes in interest rates or for other risk management purposes.  Futures contracts may be based on various securities and securities indices.  Such transactions involve a risk of loss or depreciation due to adverse changes in prices of the reference securities or indices, and such losses may exceed the Trust’s initial investment in these contracts.  The Trust will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission.  Transactions in financial futures and options on futures involve certain costs.  There can be no assurance that the Trust’s use of futures contracts will be advantageous.  Financial covenants related to future Trust borrowings may limit use of these transactions.

Exchange Traded and Over-The-Counter Options.  The Trust may purchase or write (sell) exchange traded and over-the-counter options.  Writing call options involves giving third parties the right to buy securities from the Trust for a fixed price at a future date and writing put options involves giving third parties the right to sell securities to the Trust for a fixed price at a future date.  Buying an options contract gives the Trust the right to purchase securities from third parties or gives the Trust the right to sell securities to third parties for a fixed price at a future date.  In addition to options on individual securities, the Trust may buy and sell put and call options on currencies, baskets of securities or currencies, indices and other instruments.  Options bought or sold by the Trust may be “cash settled,” meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) or falls below (in the case of a put) the exercise price of the option.  There can be no assurance that the Trust’s use of options will be successful.

Options.  The Trust may purchase or sell, i.e., write, options on securities and securities indices or on currencies, which options are listed on a national securities exchange or in the over-the-counter market, as a means of achieving additional return or of hedging the value of the Trust’s portfolio.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option.  The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.  A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security or currency at a specified price.  The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

In the case of a call option on a common stock or other security, the option is “covered” if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Trust’s custodian) upon conversion or exchange of other securities held by the Trust.  A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Sub-Adviser as described above.  A put option on a security is “covered” if the Trust segregates assets determined to be liquid by the Sub-Adviser as described above equal to the exercise price.  A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Sub-Adviser as described above.

If the Trust has written an option, it may terminate its obligation by effecting a closing purchase transaction.  This is accomplished by purchasing an option of the same series as the option previously written.  However, once the Trust has been assigned an exercise notice, the Trust will be unable to effect a closing purchase transaction.  Similarly, if the Trust is the holder of an option it may liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously purchased.  There can be no assurance that either a closing purchase or sale transaction can be effected when the Trust so desires.

The Trust will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Trust will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.  Since call option prices generally reflect increases in the price of the underlying security or currency, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security or currency.  Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security or currency and the time remaining until the expiration date.  Gains and losses on investments in options depend, in part, on the ability of the Sub-Adviser to predict correctly the effect of these factors.  The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction.  Although the Trust will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.  In such event it might not be possible to effect closing transactions in particular options, so that the Trust would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.  If the Trust, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

The Trust my purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed [10]% of the fair market value of the Trust’s total assets.

Options on Securities Indices.  The Trust may purchase and sell securities index options.  One effect of such transactions may be to hedge all or part of the Trust’s securities holdings against a general decline in the securities market or a segment of the securities market.  Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

The Trust’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks.  The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Trust diverges from the composition of the relevant index.  Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Trust.

Futures Contracts and Options on Futures.  The Trust may, without limit, enter into futures contracts or options on futures contracts.  It is anticipated that these investments, if any, will be made by the Trust primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase.  Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Trust.  In this regard, the Trust may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time.  A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.  Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Trust upon the purchase or sale of a futures contract.  Initially, the Trust will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount).  This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract.  Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates.  At any time prior to the expiration of the futures contract, the Trust may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs).  Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Trust.

Futures and options on futures entail certain risks, including the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Trust due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Trust sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the “1940 Act”), an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Trust to collateralize the positions, in order for the Trust to avoid being treated as having issued a senior security in the amount of its obligations.  For short positions in futures contracts and sales of call options, the Trust may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.  As with the purchase of futures contracts, when the Trust is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities.  The Trust may purchase a put option on a futures contract to hedge the Trust’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

Interest Rate Futures Contracts and Options Thereon.  The Trust may purchase or sell interest rate futures contracts to take advantage of or to protect the Trust against fluctuations in interest rates affecting the value of securities that the Trust holds or intends to acquire.  For example, if interest rates are expected to increase, the Trust might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Trust’s portfolio securities.  Such a sale would have an effect similar to selling an equivalent value of the Trust’s portfolio securities.  If interest rates increase, the value of the Trust’s portfolio securities will decline, but the value of the futures contracts to the Trust will increase at approximately an equivalent rate thereby keeping the net asset value of the Trust from declining as much as it otherwise would have.  The Trust could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase.  However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Trust to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Trust may purchase interest rate futures contracts when it is expected that interest rates may decline.  The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Trust intends to acquire.  Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Trust can take advantage of the anticipated rise in the cost of the securities without actually buying them.  Subsequently, the Trust can make its intended purchase of the securities in the cash market and currently liquidate its futures position.  To the extent the Trust enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Trust’s custodian, assets sufficient to cover the Trust’s obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Trust with its custodian with respect to such futures contracts.

Securities Index Futures Contracts and Options Thereon.  Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Trust’s current or intended investments from broad fluctuations in stock or bond prices.  For example, the Trust may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Trust’s securities portfolio that might otherwise result.  If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position.  When the Trust is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Trust intends to purchase.  As such purchases are made, the corresponding positions in securities index futures contracts will be closed out.  The Trust may write put and call options on securities index futures contracts for hedging purposes.

Senior Loan Based Derivatives.  The Trust may obtain exposure to Senior Loans through the use of derivative instruments, which have recently become increasingly available.  The Sub-Adviser may utilize these instruments and similar instruments that may be available in the future.  The Trust may invest in a derivative instrument known as a Select Aggregate Market Index (“SAMI”), which is a privately offered credit derivative that provides investors with exposure to a reference index of credit default swaps whose underlying reference securities are Senior Loans.  While investing in SAMIs will increase the universe of floating-rate income securities to which the Trust is exposed, such investments entail risks that are not typically associated with investments in other floating-rate income securities.  The liquidity of the market for SAMIs will be subject to liquidity in the Senior Loan and credit derivatives markets.  Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally herein.  The Trust may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations.  Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions.  The potential loss on derivative instruments may be substantial relative to the initial investment therein.

Credit Derivatives.  The Trust may engage in credit derivative transactions.  There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.  There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.  A credit default swap is an agreement between two counterparties that allows one counterparty (the “seller”) to purchase or be “long” a third party’s credit risk and the other party (the “buyer”) to sell or be “short” the credit risk.  Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond.  In exchange, the seller typically has the right upon default of the underlying bond to put the bond to the buyer in exchange for the bond’s par value plus interest.  Credit default swaps can be used as a substitute for purchasing or selling a fixed income security and sometimes are preferable to actually purchasing the security.  A purchaser of a credit default swap is subject to counterparty risk.  The Trust will monitor any such swaps or derivatives with a view towards ensuring that the Trust remains in compliance with all applicable regulations and tax requirements.

Credit-Linked Notes.  The Trust may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification.  A CLN is a derivative instrument.  It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation).  In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Additional Risks Relating to Derivative Instruments

Neither the Adviser nor the Sub-Adviser is registered as a commodity pool operator.  The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act.  Accordingly, the Trust’s investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

Swaps Risks.  Swap transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.  Swaps generally do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Trust is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Trust is contractually entitled to receive.  When the Trust acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the debt security and the Trust may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Trust by the buyer under the swap (such as the buyer’s obligation to deliver the debt security to the Trust).  As a result, the Trust bears the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the security.  If the Trust is a buyer of a credit default swap and no credit event occurs, the Trust may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  However, as a result of recent financial turmoil, it is possible that swaps will come under new governmental regulation in the future.  The Sub-Adviser cannot predict the effects of any new governmental regulation that may be imposed on the ability of the Trust to use swaps and there can be no assurance that such regulation will not adversely affect the Trust’s portfolio.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.  If the Sub-Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Trust would be less favorable than it would have been if these investment techniques were not used.

The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Trust would be unfavorably affected.

Risks Associated with Options on Securities.  There are several risks associated with transactions in options on securities.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position.  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).  If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.  However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Trust’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.  If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration.  Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events.  A reduction in the exercise price of an option would reduce the Trust’s capital appreciation potential on the underlying security.

The number of call options the Trust can write is limited by the amount of Trust assets that can cover such options, and further limited by the fact that call options normally represent 100 share lots of the underlying common stock.  The Trust will not write “naked” or uncovered call options.  Furthermore, the Trust’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.  Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Adviser.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

To the extent that the Trust writes covered put options, the Trust will bears the risk of loss if the value of the underlying stock declines below the exercise price.  If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise.  While the Trust’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire value of the stock.

To the extent that the Trust purchases options, the Trust will be subject to the following additional risks.  If a put or call option purchased by the Trust is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Trust will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  If restrictions on exercise were imposed, the Trust might be unable to exercise an option it had purchased.  If the Trust were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Special Risk Considerations Relating to Futures and Options Thereon.  The Trust’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets.  Although the Trust generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.  In the event no liquid market exists for a particular futures contract or option thereon in which the Trust maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Trust would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.  In the case of a futures contract or an option thereon that the Trust has written and that the Trust is unable to close, the Trust would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon by the Trust is subject to the ability of the Sub-Adviser to predict correctly movements in the direction of interest rates.  If the Sub-Adviser’s expectations are not met, the Trust will be in a worse position than if a hedging strategy had not been pursued.  For example, if the Trust has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Trust will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions.  In addition, in such situations, if the Trust has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements.  These sales may be, but will not necessarily be, at increased prices which reflect the rising market.  The Trust may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts.  Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Trust may take in certain circumstances.

Senior Loan Based Derivatives Risk.  The Trust may obtain exposure to Senior Loans through the use of derivative instruments.  The Trust may invest in a derivative instrument known as a SAMI, which is a privately offered credit derivative that provides investors with exposure to a reference index of credit default swaps whose underlying reference securities are Senior Loans.  Investments in a SAMI involve many of the risks associated with investments in derivatives more generally.  Derivative transactions involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions.  The potential loss on derivative instruments may be substantial relative to the initial investment therein.  The Trust may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations.

Credit Derivatives Risk.   The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used.  Moreover, even if the Sub-Adviser is correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected.  The Trust’s risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust’s loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, the Trust’s loss will include both the premium that it paid for the option and any decline in value of the underlying security that the default option protected.

Legislation and Regulation Risk.  Proposed legislation regarding regulation of the financial sector could change the way in which derivative instruments are regulated and/or traded.  Among the legislative proposals are requirements that derivative instruments be traded on regulated exchanges and cleared through central clearinghouses, limitations on derivative trading by certain financial institutions, reporting of derivatives transactions, regulation of derivatives dealers and imposition of additional collateral requirements.   Such regulation, if enacted, may impact the availability, liquidity and cost of derivative instruments.  There can be no assurance that such legislation or regulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objective.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements and the Trust’s investment restrictions, the Trust may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Trust (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.  The advantage of such loans is that the Trust continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.  The Trust will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.  The Trust’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Trust’s total assets.

A loan may generally be terminated by the borrower on one business day notice, or by the Trust on five business days notice.  If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Trust could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.  As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.  However, these loans of portfolio securities will only be made to firms deemed by the Trust’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks.  The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis.  Upon termination of the loan, the borrower is required to return the securities to the Trust.  Any gain or loss in the market price during the loan period would inure to the Trust.  The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements.  Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Trust is unsettled.  As a result, under extreme circumstances, there may be a restriction on the Trust’s ability to sell the collateral, and the Trust would suffer a loss.  When voting or consent rights that accompany loaned securities pass to the borrower, the Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Trust’s investment in such loaned securities.  The Trust will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

INVESTMENT RESTRICTIONS

The Trust operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Trust voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Trust’s voting securities present at a meeting, if the holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Trust’s outstanding voting securities.  Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.  These restrictions provide that the Trust shall not:

1. Issue senior securities nor borrow money, except the Trust may issue senior securities or borrow money to the extent permitted by applicable law.

2.  Act as underwriter of another issuer’s securities, except to the extent that the Trust may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

3.  Invest in any security if, as a result, 25% or more of the value of the Trust’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of related industries, except that this policy shall not apply to (i) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or (ii) securities issued by state and municipal governments or their political subdivisions (other than those municipal securities backed only by the assets and revenues of non-governmental users with respect to which the will not invest 25% or more of the value of the Trust’s total assets in securities backed by the same source of revenue).

4.  Purchase or sell real estate except that the Trust may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Trust as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

5.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Trust from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

6.  Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Trust may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33 1/3% of the Trust’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

7. With respect to 75% of the value of the Trust’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 5% of the Trust’s total assets would then be invested in securities of a single issuer or if as a result the Trust would hold more than 10% of the outstanding voting securities of any single issuer.

For purposes of applying the limitation set forth in subparagraph (3) above to securities that have a security interest or other collateral claim on specified underlying collateral (including asset-backed securities and collateralized debt and loan obligations) the Trust will determine the industry classifications of such investments based on the Sub-Adviser’s evaluation of the risks associated with the collateral underlying such investments.

For the purpose of applying the limitation set forth in subparagraph (7) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust’s assets that may be invested in municipal securities insured by any given insurer.

MANAGEMENT OF THE TRUST

Board of Trustees

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees.  The Board of Trustees approves all significant agreements between the Trust and the companies that furnish the Trust with services, including agreements with the Adviser and the Sub-Adviser.

The Trustees are divided into three classes.  Trustees serve until their successors have been duly elected.  Following is a list of the names, business addresses, dates of birth, present positions with the Trust, length of time served with the Trust, principal occupations during the past five years and other directorships held by each Trustee.

Name, Business Address(1) and Age	Position Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES:

Name, Business Address(1) and Age	Position Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEE:
Kevin M. Robinson* 2455 Corporate West Drive Lisle, Illinois 60532 Year of birth: 1959	Trustee; Chief Legal Officer	Trustee since 2009
Senior Managing Director, General Counsel and Corporate Secretary (2007-present) of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Legal Officer of certain funds in the Trust Complex. Formerly, Associate General Counsel (2000- 2007) of NYSE Euronext, Inc. (formerly, Archipelago Holdings, Inc.). Formerly, Senior Managing Director and Associate General Counsel (1997-2000) of ABN Amro Inc. Formerly, Senior Counsel in the Enforcement Division (1989-1997) of the U.S. Securities and Exchange Commission.
				[•]	None

*	Mr. Robinson is an interested person of the Trust because of his position as an officer of the Adviser and certain of its affiliates.

(1)	The business address of each Trustee of the Trust is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.
(2)	After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.
	--	Messrs. [ ] and [ ], as Class I Trustees, are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ending [ ], 2013.
	--	Messrs. [ ] and [ ], as Class II Trustees, are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ending [ ], 2014.
	--	Mr. [ ], as a Class III Trustee, is expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ending [ ], 2015.

Trustee Qualifications

The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a willingness to take an independent and questioning view of management.

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Trust’s business and structure.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

[to come by amendment]

Executive Officers

The following information relates to the executive officers of the Trust who are not Trustees.

Name, Business Address(1) and Age	Position	Term of Office(2) and Length of Time Served	Principal Occupation During the Past Five Years

(1)	The business address of each officer of the Trust is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal.

Board Leadership Structure

The primary responsibility of the Board of Trustees is to represent the interests of the Trust and to provide oversight of the management of the Trust.  The Trust’s day-to-day operations are managed by the Adviser, the Sub-Adviser and other service providers who have been approved by the Board.  The Board is currently comprised of five Trustees, all of whom (including the chairman) are classified under the 1940 Act as “non-interested” persons of the Trust (“Independent Trustees”).  Generally, the Board acts by majority vote of all the Trustees, which includes a majority vote of the Independent Trustees.

The Board has appointed an independent chairperson, Mr. [  ], who presides at Board meetings and who is responsible for, among other things, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management.  The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees.  The Board and its committees will meet periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers, review the Trust’s financial statements, oversee compliance with regulatory requirements, and review performance.  The Independent Trustees are represented by independent legal counsel at Board and committee meetings.  The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

Board Committees

Messrs. [ ] and [ ], who are not “interested persons” of the Trust, as defined in the 1940 Act, serve on the Trust’s Executive Committee.  The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.

Messrs. [ ], [ ], [ ], [ ] and [ ], who are not “interested persons” of the Trust, as defined in the 1940 Act, serve on the Trust’s Nominating and Governance Committee.  Mr. [ ] serves as chairman of the Nominating and Governance Committee.  The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created.  The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist.  Such recommendations should be forwarded to the Secretary of the Trust.  The Trust does not have a standing compensation committee.

Messrs. [ ], [ ], [ ], [ ] and [ ], who are not “interested persons” of the Trust, as defined in the 1940 Act, serve on the Trust’s Audit Committee.  Mr. [ ] serves as chairman of the Audit Committee.  The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust’s independent registered public accounting firm.

Board’s Role in Risk Oversight

Consistent with its responsibility for oversight of the Trust, the Board, among other things, oversees risk management of the Trust’s investment program and business affairs directly and through the committee structure it has established.  The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Trust faces.  Each committee will report its activities to the Board on a regular basis.  Risks to the Trust include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Trust.  The Board has adopted, and will periodically review, policies, procedures and controls designed to address these different types of risks.  Under the Board’s supervision, the officers of the Trust, the Adviser, the Sub-Adviser and other service providers to the Trust also have implemented a variety of processes, procedures and controls to address various risks.  In addition, as part of the Board’s periodic review of the Trust’s advisory agreement, suba-dvisory agreement and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Board will require officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management.  The Audit Committee will also receive reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  On at least a quarterly basis, the Board will meet with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, will receive a report from the Chief Compliance Officer regarding the effectiveness of the Trust’s compliance program.  The Board, with the assistance of Trust management, will review investment policies and risks in connection with its review of the Trust’s performance.  In addition, the Board will receive reports from the Adviser and Sub-Adviser on the investments and securities trading of the Trust.  With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Trust’s securities, which the Board and the Audit Committee will periodically review.  The Board will also require the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Remuneration of Trustees and Officers

Each Trustee who is not an “affiliated person” (as defined in the 1940 Act) of the Adviser, the Sub-Adviser or their respective affiliates receives as compensation for his services to the Trust an annual retainer and meeting fees.  The chairperson of the Board, if any, and the chairperson of each committee of the Board also receive fees for their services.  The annual retainer and fees for service as chairperson of Board and committees of the Board are allocated among the Trust and certain other funds in the Trust Complex based. Officers who are employed by the Adviser or the Sub-Adviser receive no compensation or expense reimbursement from the Trust.

Because the Trust is newly organized and has not yet completed a full fiscal year of operations.   The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Trust’s fiscal year ended [             ], 2011, assuming a full fiscal year of operations.

Name(1)	Aggregate Estimated Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from the Trust and Trust Complex Paid to Trustee
INDEPENDENT TRUSTEES:
	$[ ]	None	None	$[ ]
	$[ ]	None	None	$[ ]
	$[ ]	None	None	$[ ]
	$[ ]	None	None	$[ ]
	$[ ]	None	None	$[ ]

(1)	Trustees not entitled to compensation are not included in the table.
(2)	The Trust does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

Trustee Share Ownership

As of December 31, 2009, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Trust beneficially owned equity securities of the Trust and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Name	Dollar Range of Equity Securities in the Trust(*)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
INDEPENDENT TRUSTEES:
None
None
None
None
INTERESTED TRUSTEE:
Kevin M. Robinson	None	None

__________________________

(*)	The Trustees could not own shares in the Trust as of December 31, 2009 because the Trust had not yet begun investment operations as of that date.

Indemnification of Officers and Trustees; Limitations on Liability

The governing documents of the Trust provide that the Trust will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Trust, to the fullest extent permitted by law.  However, nothing in the governing documents of the Trust protects or indemnifies a trustee, officer, employee or agent of the Trust against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

The Trust has entered into an Indemnification Agreement with each Independent Trustee, which provides that the Trust shall indemnify and hold harmless such Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Declaration of Trust and By-Laws and the laws of the State of Delaware, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended,  unless it has been finally adjudicated that (i) the Trustee is subject to such expenses by reason of the Trustee’s not having acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (ii) the Trustee is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as defined in Section 17(h) of the Investment Company Act of 1940, as amended.

Portfolio Management

The Sub-Adviser’s personnel with the most significant responsibility for the day-to-day management of the Trust’s portfolio are B.  Scott Minerd, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser; Robert N.  Daviduk, Managing Director of the Sub-Adviser; [to come].

Other Accounts Managed by the Portfolio Managers.  As of [   ], 2010, Mr. Minerd managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Pooled Investment Vehicles Other Than Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

As of [    ], 2010, Mr. Daviduk managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Pooled Investment Vehicles Other Than Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Potential Conflicts of Interest.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account.  The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Trust.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.  To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as mutual funds for which the Sub-Adviser acts as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the Trust or other account(s) involved.

The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation.  The portfolio managers’ compensation consists of the following elements:

Base Salary: The portfolio managers are paid a fixed base salary by the Sub-Adviser which is set at a level determined to be appropriate based upon the individual’s experience and responsibilities.

Annual Bonus: The portfolio managers are paid a discretionary annual bonus by the Sub-Adviser, which is based on the overall performance and profitability of the Sub-Adviser and not on performance of the Trust or accounts managed by the portfolio managers.  The portfolio managers also participate in benefit plans and programs generally available to all employees of the Sub-Adviser.

Securities Ownership of the Portfolio Manager.  Because the Trust is newly organized, the portfolio manager does not own shares of the Trust.

Advisory Agreement

Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc., acts as the Trust’s investment adviser (the “Adviser”) pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”).  The Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.  The Adviser is a registered investment adviser.

Claymore Group is an indirect subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”), a diversified financial services firm with more than 525 dedicated professionals.  The firm provides capital markets services, portfolio and risk management expertise, wealth management, investment advisory and family office services.  Clients are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $[ ] billion of assets.  The firm provides clients service from a global network of offices throughout the Americas, Europe, and Asia.

Under the terms of the Advisory Agreement, the Adviser is responsible for the management of the Trust; furnishes offices, necessary facilities and equipment on behalf of the Trust; oversees the activities of the Trust’s Sub-Adviser; provides personnel, including certain officers required for the Trust’s administrative management; and pays the compensation of all officers and Trustees of the Trust who are its affiliates.  For services rendered by the Adviser on behalf of the Trust under the Advisory Agreement, the Trust pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Trust’s average daily Managed Assets.  “Managed Assets” means the total assets of the Trust, including the assets attributable to the proceeds of any Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage. Managed Assets shall include assets attributable to Financial Leverage of any form, including Indebtedness, Preferred Shares and/or reverse repurchase agreements, dollar rolls and similar transactions.

Pursuant to its terms, the Advisory Agreement will remain in effect until [     ], 2012, and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Trust’s outstanding shares.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust.

Sub-Advisory Agreement

Guggenheim Partners Asset Management, LLC, an affiliate of Guggenheim Partners, LLC, acts as the Trust’s investment sub-adviser (the “Sub-Adviser”) pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with the Trust and the Adviser.  The Sub-Adviser is a Delaware limited liability company with principal offices at 100 Wilshire Boulevard, Santa Monica, California 90401.  The Sub-Adviser is a registered investment adviser.

Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Trust in accordance with its stated investment objective and policies, makes investment decisions for the Trust, places orders to purchase and sell securities on behalf of the Trust, all subject to the supervision and direction of the Board of Trustees and the Adviser.  For services rendered by the Sub-Adviser on behalf of the Trust under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Trust’s average daily Managed Assets.

The Sub-Advisory Agreement continues until [       ], 20012 and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Trust’s outstanding shares.

The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust.  Pursuant to a Trademark Sublicense Agreement, Guggenheim has granted to the Adviser the right to use the name “Guggenheim” in the name of the Trust, and the Adviser has agreed that the name “Guggenheim” is Guggenheim’s property. In the event the Sub-Adviser ceases to act as investment sub-adviser to the Trust, the Trust will change its name to one not including “Guggenheim.”

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Trust.  Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions.  In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups.  Principal transactions are not entered into with affiliates of the Trust.  The Trust has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities.  In executing transactions, the Sub-Adviser seeks to obtain the best price and execution for the Trust, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.  While the Sub-Adviser generally seeks reasonably competitive commission rates, the Trust does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Adviser or its affiliates may receive orders for transactions by the Trust.  The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.  Such information may be useful to the Sub-Adviser and its affiliates in providing services to clients other than the Trust, and not all such information is used by the Sub-Adviser in connection with the Trust.  Conversely, such information provided to the Sub-Adviser and its affiliates by brokers and dealers through whom other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Trust.

Although investment decisions for the Trust are made independently from those of the other accounts managed by the Sub-Adviser and its affiliates, investments of the kind made by the Trust may also be made by those other accounts.  When the same securities are purchased for or sold by the Trust and any of such other accounts, it is the policy of the Sub-Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Trust.

TAX MATTERS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No ruling has been or will be sought from the IRS regarding any matter discussed herein.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. This discussion assumes that the Trust’s shareholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Trust and its shareholders (including shareholders owning a large position in the Trust), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with any specific questions relating to federal, state, local and foreign taxes.

Taxation of the Trust

The Trust intends to elect to be, and to qualify for special tax treatment afforded to, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net recognized capital gains.

In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that derive less than 90% of their gross income from the items described in clause (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested in the securities of (I) any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Trust intends to distribute annually all or substantially all of such income.

The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to a tax on such amount at regular corporate tax rates. If the Trust retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed net capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its common shares by the excess of the amount described in clause (i) over the amount described in clause (ii).

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the Trust level. To avoid the excise tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (iii) certain undistributed amounts from previous years on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Trust’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Dividends and distributions will be treated as paid during the calendar year if they are paid during the calendar year or declared by the Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Trust during January of the following year. Any such dividend or distribution paid during January of the following year will be deemed to be received by the Trust’s shareholders on December 31 of the year the dividend or distribution was declared, rather than when the dividend or distribution is actually received.

If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Trust’s shareholders would not be deductible by the Trust in computing its taxable income. In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a regulated investment company in a subsequent year, the Trust would be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Trust as an additional tax. In addition, if the Trust failed to qualify as a regulated investment company for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Trust would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Trust had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Gain or loss on the sale of securities by the Trust will generally be long-term capital gain or loss if the securities have been held by the Trust for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Certain of the Trust’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Trust will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

If the Trust invests in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Trust will not be eligible to elect to “pass through” to shareholders of the Trust the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

Distributions paid by the Trust from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”), whether paid in cash or reinvested in Trust shares, are generally taxable to you as ordinary income to the extent of the Trust’s earnings and profits.  The Trust does not expect that a significant portion of its ordinary income dividends will be eligible for the reduced rates applicable to “qualified dividend income” or will be eligible for the corporate dividends received deduction.

Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains if they have been properly designated by the Trust, regardless of the length of time the shareholder has owned common shares of the Trust. Net long-term capital gain of individuals is generally taxed at a reduced maximum rate. For corporate taxpayers, net long-term capital gain is taxed at ordinary income rates.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Trust issues preferred shares, then the Trust intends each year to allocate its ordinary income, net capital gain and other relevant items (if any) between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

If, for any calendar year, the Trust’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly. Such distributions exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares. When you sell your shares in the Trust, the amount, if any, by which your sales price exceeds your basis in the Trust’s common shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal.

Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

If the Trust invests in tax credit BABs or certain other bonds generating tax credits, it may make an election to pass through the credits to its shareholders. If such an election is made, the Trust will be required to (i) include in gross income for the tax year, as interest income, an amount equal to the amount that the Trust would have included in gross income relating to the credits if the election had not been made and (ii) increase the amount of its dividends paid deduction for the tax year by the amount of the income. In addition, each shareholder of the Trust (a) will be required to include in gross income as taxable ordinary income an amount equal to the shareholder’s proportionate share of the interest income attributable to the credits and (b) will be permitted to take its proportionate share of the credits against its taxes. If the Trust makes this election, it will inform shareholders concerning their allocable share of tax credits as part of its annual reporting to shareholders. Shareholders should consult their tax advisors concerning their ability to use such allocated tax credits.

The sale or other disposition of common shares of the Trust will generally result in capital gain or loss to shareholders measured by the difference between the sale price and the shareholder’s tax basis in its shares. Generally, a shareholder’s gain or loss will be long-term gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Trust common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. Any loss a shareholder realizes on a sale or exchange of common shares of the Trust will be disallowed if the shareholder acquires other common shares of the Trust (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Shareholders may be entitled to offset their capital gain distributions with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital losses are urged to consult their tax advisers.

An investor should be aware that if Trust common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Trust common shares, in effect resulting in a taxable return of some of the purchase price.

Dividends are taxable to shareholders whether paid in cash or reinvested in Trust shares. Ordinary income distributions and capital gain distributions also may be subject to state, local and foreign taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal, state, local and foreign tax consequences to them of investing in the Trust.

A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at a rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in the Trust’s common shares.

In addition, after December 31, 2012, the Trust will be required to withhold at a rate of 30 percent on dividends in respect of, and gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30 percent, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of the legislation on their investment in our common stock.

Assuming applicable disclosure and certification requirements are met, U.S. federal withholding tax will generally not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain or upon the sale or other disposition of common shares of the Trust.

Under a legislative bill pending in Congress, but not yet enacted into law, properly designated dividends paid in 2010 would generally be exempt from U.S. federal withholding tax where they (i) are paid in respect of the Trust’s “qualified net interest income” (generally, the Trust’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Trust is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Trust’s “qualified short-term capital gains” (generally, the excess of the Trust’s net short-term capital gain over the Trust’s long-term capital loss for such taxable year). However, even if such pending bill were enacted, the Trust may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding (if enacted), a foreign investor would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Trust designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules (if enacted) to their accounts. There can be no assurance as to what portion of the Trust’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains if such pending bill were enacted.  No assurance can be given that the above rules will be enacted into law.

Backup Withholding

The Trust is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Trust’s common shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

GENERAL INFORMATION

Proxy Voting Policy and Procedures and Proxy Voting Record

The Sub-Adviser will be responsible for voting proxies on securities held in the Trust’s portfolio.  The Sub-Adviser’s Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information.

Information on how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th will be available without charge, upon request, by calling (800) 345-7999 or by visiting our web site at www.claymore.com.  This information is also available on the SEC’s web site at http://www.sec.gov.

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, is special counsel to the Trust in connection with the issuance of the Common Shares.

Independent Registered Public Accounting Firm

[           ],[     ], is the independent registered public accounting firm of the Trust and is expected to render an opinion annually on the financial statements of the Trust.

Code of Ethics

The Trust, the Adviser, the Sub-Adviser and [   ] each have adopted a code of ethics.  The codes of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Trust, the Adviser, the Sub-Adviser, [     ] and their affiliates, as applicable.  The codes of ethics of the Trust, the Adviser, the Sub-Adviser and [    ] are on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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FINANCIAL STATEMENTS

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Appendix A

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s

A brief description of the applicable Standard & Poor’s rating symbols and their meanings (as published by Standard & Poor’s) follows:

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a statement of fact or recommendation to purchase, sell, or hold a financial obligation or make any investment decisions. Nor is it a comment regarding an issue's market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CC ‘, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Moody’s Investors Service Inc.

A brief description of the applicable Moody’s Investors Service, Inc.  (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.  C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings

Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves.  Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal;

•	Notes containing any provision that could obligate the investor to make any additional payments;

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Appendix B

GUGGENHEIM PARTNERS ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES
I.           Introduction/Purpose

Guggenheim Partners Asset Management, LLC (ÒGPAMÓ) has adopted these Proxy Voting Policies and Procedures (ÒProxy PoliciesÓ) to guide how GPAM votes proxies with respect to equity securities held in accounts of its clients.  (Note, references herein to ÒclientÓ shall refer to the various pooled investment vehicles as well as separate accounts for which GPAM acts as manager.)

II.           Proxy Voting Responsibilities

The portfolio managers, in conjunction with the Director of Operations (or his designee, shall be responsible for evaluating and voting proxies in accordance with the guidelines hereunder.    The portfolio manager, in consultation with the Director of Operations, shall be responsible for identifying any material conflicts of interest on the part of GPAM or its personnel that may affect particular proxy votes and resolving any material conflicts identified.  The Director of Operations is responsible for administering, overseeing and recommending updates to these Proxy Policies as may be appropriate from time to time.

In addition, the Director of Operations (in consultation with senior management of GPAM, as may be necessary) shall be responsible for: assisting portfolio managers in analyzing and evaluating particular proposals presented for vote; facilitating when proxies should be voted other than in accordance with the general rules and criteria set forth below; implementing procedures reasonably designed to ensure that proxies are received and voted in a timely manner; and making and keeping all required records with respect to proxies voted by GPAM.

III.           Proxy Guidelines

Generally, GPAM will vote proxies in accordance with the following guidelines. These are only guidelines, are not exhaustive and therefore do not cover all potential voting issues. They may be changed or supplemented from time to time. Voting decisions not covered by these guidelines will be made in accordance with other provisions of these Proxy Policies or as may be deemed reasonably appropriate by senior management of GPAM. In addition, because individual matters to be voted and the circumstances of issuers of the securities being voted vary, there may be instances when GPAM will not strictly adhere to these guidelines in making its voting decision. At any time, GPAM may seek voting instructions from its clients.

In reviewing proxy issues, GPAM will apply the following general policies:

A. Corporate Governance

GPAM will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

B.  Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management-proposed slate of directors. That being said, we may withhold votes for directors who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares.

C.  Appointment of Auditors

GPAM will generally support management’s recommendation.

D.  Changes in Legal and Capital Structure

Absent a compelling reason to the contrary, GPAM will cast its votes in accordance with the company’s management on such proposals.

E.  Corporate Restructurings, Mergers and Acquisitions

GPAM will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts who cover the company and the investment professionals managing the portfolios in which the stock is held.

F.  Proposals Affecting Shareholder Rights

GPAM will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

G.  Anti-Takeover Measures

GPAM will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

H.  Executive Compensation

GPAM will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval.

I.  Social and Corporate Responsibility

GPAM will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

J.  Matters Not Covered

The Portfolio Manager and Director of Operations shall consider specific proxy voting matters as necessary. The Director of Operations and CCO may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the CCO monitors adherence to these policies.

IV.           Conflicts of Interest

GPAM recognizes that there may be a potential conflict of interest when we vote a proxy. To that end, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the Portfolio Manager, Director of Operations and CCO will take reasonable steps to evaluate the nature of GPAM’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the CCO any potential conflict that they are aware of (including personal relationships); (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interest exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances GPAM considers the recommendation of third party research services, the Director of Operations will take reasonable steps to verify that any third party research service is in fact independent, based on all of the relevant facts and circumstances. This includes among other things, analyzing whether the third party research service: (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

V.When GPAM May Not Vote Proxies

GPAM may not vote proxies in certain circumstances, including situations where: (a) the securities being voted are no longer held by the client; (b) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (c) GPAM concludes that the cost of voting the proxy is likely to exceed the expected benefit to the client.

VI.           Proxies of Certain Non-U.S. Issuers

Voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent GPAM from voting such proxies. For example, GPAM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require GPAM to provide local agents with power of attorney prior to implementing GPAM’s voting instructions. Although it is GPAM’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-U.S. issuers, we vote proxies on a best efforts basis.

VII.           Proxy Voting Records

Clients may obtain information about how GPAM voted proxies on their behalf by contacting their GPAM administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mike Sterling, Director of Operations  Guggenheim Partners Asset Management, LLC  227 West Monroe Street, 48th Floor, Chicago, IL 60606

VIII.           Maintenance of Proxy Voting Records

As required by Rule 204-2 under the Investment Advisers Act of 1940, GPAM will maintain the following records relating to proxy voting for a period of at least six years:

(i)	A copy of these Proxy Policies, as they may be amended from time to time;

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(ii)	Copies of proxy statements received regarding client securities, unless these materials are available electronically through the SEC’s EDGAR system;
(iii)	A record of each proxy vote cast on behalf of its clients;
(iv)	A copy of internal documents created by GPAM that were material to making the decision how to vote proxies on behalf of its clients; and
(v)	Each written client request for information on how GPAM voted proxies on behalf of the client and all written responses by GPAM to oral or written client requests for such proxy voting information.

IX.           Disclosure

GPAM will provide clients a summary of these Policies, either directly or by delivering to each client of a copy of its Form ADV, Part II that contains a summary, and also will provide clients information on how a client may obtain a copy of the full text of these Proxy Policies and a record of how GPAM has voted the client’s proxies. A copy of these materials will be provided promptly to clients on request.

PART C
OTHER INFORMATION

Item 25.     Financial Statements And Exhibits

(1)	Financial Statements
	Part A -	None
	Part B -	Report of Independent Registered Public Accounting Firm(+)
Statement of Assets and Liabilities(+)
(2)	Exhibits
	(a)	Agreement and Declaration of Trust of Registrant(+)
	(b)	Amended and Restated By-Laws of Registrant(+)
	(c)	Not applicable
	(d)	Not applicable
	(e)	Dividend Reinvestment Plan of Registrant(+)
	(f)	Not applicable
	(g)(i)	Form of Investment Management Agreement between Registrant and Claymore Advisors, LLC (the “Adviser”)(+)
	(ii)	Form of Investment Sub-Advisory Agreement among Registrant, the Adviser and Guggenheim Partners Asset Management, LLC (the “Sub-Adviser”) (+)
	(h) (i)	Form of Underwriting Agreements(+)
	(i)	Not applicable
	(j)(i)	Form of Custody Agreement(+)
	(ii)	Form of Foreign Custody Manager Agreement(+)
	(k) (i)	Form of Stock Transfer Agency Agreement(+)
	(ii)	Form of Trust Accounting Agreement(+)
	(iii)	Form of Administration Agreement (+)
	(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(+)
	(m)	Not applicable
	(n)	Consent of Independent Registered Public Accounting Firm(+)
	(o)	Not applicable
	(p)	Form of Initial Subscription Agreement(+)
	(q)	Not applicable
	(r)(i)	Code of Ethics of the Registrant, the Adviser and [ ] (+)
	(ii)	Code of Ethics of the Sub-Adviser(+)
	(s)	Power of Attorney (+)

	(+)	To be filed by further amendment.

Item 26.    Marketing Arrangements

Reference is made to Exhibit 2(h) to this Registration Statement to be filed by further amendment.

Item 27.    Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Printer/Edgar Filer	[ ]
Issuer Counsel	[ ]
NYSE Fee	[ ]
Marketing Design	[ ]
Stock Certificates	[ ]
SEC Fees	[ ]
NASD Fees	[ ]
Auditor	[ ]
Counsel for Independent Board of Directors	[ ]
Underwriter Counsel	[ ]
Miscellaneous	[ ]
Total	[ ]

Item 28.    Persons Controlled by or Under Common Control with Registrant

None

Item 29.    Number of Holders of Securities

Title of Class	Number of Record Shareholders as of [ ], 2010

Common shares of beneficial interest, par value $0.01 per share	[ ]

Item 30.    Indemnification

Article V of the Registrant’s Agreement and Declaration of Trust provides as follows:

5.1  No Personal Liability of Shareholders, Trustees, etc.  No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2  Mandatory Indemnification.

(a)           The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)           Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or

Even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)           The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)           The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e)           Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3  No Bond Required of Trustees.  No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4  No Duty of Investigation; Notice in Trust Instruments, etc.  No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5  Reliance on Experts, etc.  Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.]

In addition, the Registrant has entered into an Indemnification Agreement with each trustee who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended, of the Registrant, which provides as follows:

The Trust shall indemnify and hold harmless the Trustee against any and all Expenses actually and reasonably incurred by the Trustee in any Proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Trust Agreement and By-Laws and the laws of the State of Delaware, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as now or hereafter in force, subject to the provisions of the following sentence and the provisions of paragraph (b) of Section 4 of this Agreement. The Trustee shall be indemnified pursuant to this Section I against any and all of such Expenses unless (i) the Trustee is subject to such Expenses by reason of the Trustee’s not having acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (ii) the Trustee is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as defined in Section 17(h) of the Investment Company Act of 1940, as amended, and with respect to each of (i) and (ii), there has been a final adjudication in a decision on the merits in the relevant Proceeding that the Trustee’s conduct fell within (i) or (ii).

Article [ ] of the Underwriting Agreement provides as follows:

[To come by further amendment.]

Item 31.     Business and Other Connections of the Adviser and the Sub-Adviser

The Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant.  The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62515).

The Sub-Adviser, a limited liability company organized under the laws of Delaware, acts as investment sub-adviser to the Registrant.  The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Sub-Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801- 801-66786).

Item 32.    Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the offices of the Trust at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Adviser at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Sub-Adviser at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401 and in part at the offices of the Custodian, Transfer Agent and Dividend Disbursing Agent at The Bank of New York Mellon, 101 Barclay Street, New York, New York 10216.

Item 33.    Management Services

Not applicable.

Item 34.    Undertakings

1.
Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.
3.	Not applicable.
4.	Not applicable.
5.
Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.	Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written

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or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

Signatures

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Lisle, State of Illinois, on the 9th day of July, 2010.

By:	/s/ Kevin M. Robinson
Kevin M. Robinson
Sole Trustee and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 9th day of July, 2010.

Principal Executive and Financial Officer: /s/ Kevin M. Robinson	Sole Trustee Chief Executive Officer and Chief Financial Officer
Kevin M. Robinson